UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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Langer, Inc.
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Langer, Inc.

450 Commack Road
Deer Park, N.Y. 11729

May 23, 2007

To Our Stockholders:

On behalf of the Board of Directors of Langer, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held on Wednesday, June 20, 2007, at 10:30 a.m., Eastern United States time, at 41 Madison Avenue, 28th Floor, New York, New York 10010.

The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

A copy of the 2006 Annual Report is being mailed to you along with this Proxy Statement.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially,

Langer, Inc.

W. Gray Hudkins, President and
Chief Executive Officer

Langer, Inc.

Notice of Annual Meeting of Stockholders
To Be Held June 20, 2007

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of the Stockholders, and any adjournments or postponements thereof (the "Meeting"), of Langer, Inc. (the "Company"), which will be held on Wednesday, June 20, 2007, at 10:30 a.m., Eastern United States time, at 41 Madison Avenue, 28th Floor, New York, New York 10010, for the following purposes:

1.	To elect six members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

2.
To consider and vote upon a proposal to adopt a new long-term incentive plan (the “2007 Stock Incentive Plan”) pursuant to which an aggregate of 2,000,000 shares of the Company's common stock, subject to automatic increase in annual increments of 4% of then-outstanding shares of Common Stock, will be reserved for issuance and available under such plan (Proposal 2);

3.	To consider and vote upon a proposal to adopt an annual performance incentive plan (the “2007 Annual Incentive Plan”) for key executive employees of the Company and its subsidiaries (Proposal 3);

4.	To ratify the appointment of BDO Seidman, LLP, as Langer, Inc.’s independent registered public accounting firm for the year ending December 31, 2007 (Proposal 4); and

5.	To transact such other business as may properly be brought before the Meeting and any adjournments or postponements thereof.

Stockholders of record at the close of business on May 16, 2007 are entitled to notice of and to vote at the Meeting.

YOUR VOTE IS IMPORTANT. SEE THE ENCLOSED PROXY CARD FOR INSTRUCTIONS ON VOTING VIA THE INTERNET, OR SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. VOTING VIA THE INTERNET OR RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

By order of the Board of Directors

Kathryn P. Kehoe,
Assistant Secretary

May 23, 2007

Langer, Inc.
450 Commack Road
Deer Park, N.Y. 11729

PROXY STATEMENT

Annual Meeting of Stockholders
To Be Held On
June 20, 2007

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and the enclosed form of proxy (the "Proxy Card"), are being furnished to the holders (the "Stockholders") of the common stock, par value $0.02 per share, of Langer, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as “Langer,” “Company,” “we,” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the 2007 Annual Meeting of Stockholders to be held on Wednesday, June 20, 2007, at 10:30 a.m., Eastern United States time, at 41 Madison Avenue, 28th Floor, New York, New York 10010, and at any adjournments or postponements thereof. This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 23, 2007. Our principal executive offices are located at 450 Commack Road, Deer Park, N.Y. 11729.

At the Meeting, stockholders will be asked:

1.	To elect six members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

2.
To consider and vote upon a proposal to adopt a new long-term incentive plan (the “2007 Stock Incentive Plan”) pursuant to which an aggregate of 2,000,000 shares of the Company's common stock, subject to automatic increase in annual increments of 4% of then-outstanding shares of Common Stock, will be reserved for issuance and available under such plan (Proposal 2);

3.	To consider and vote upon a proposal to adopt an annual performance incentive plan (the “2007 Annual Incentive Plan”) for key executive employees of the Company and its subsidiaries (Proposal 3);

4.	To ratify the appointment of BDO Seidman, LLP, as Langer, Inc.’s independent registered public accounting firm for the year ending December 31, 2007 (Proposal 4); and

5.	To transact such other business as may properly be brought before the Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on May 16, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxies which are not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1), FOR the approval of the 2007 Stock Incentive Plan (Proposal 2), FOR approval of the 2007 Annual Incentive Plan (Proposal 3), and FOR the ratification of the appointment of BDO Seidman, LLP as Langer's independent registered public accounting firm for the year ending December 31, 2007 (Proposal 4). A stockholder who so desires may revoke his proxy at any time before it is voted at the Meeting by: (i) delivering written notice to us (attention: Corporate Secretary); (ii) duly executing and delivering a proxy bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on May 16, 2007 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 11,474,212 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to own 5% or more of our common stock.

Our common stock is traded on the Nasdaq Global Market under the symbol “GAIT”. On May 16, 2007, the reported closing price for the common stock on the Nasdaq Global Market was $5.01. Stockholders are urged to obtain the current market quotation for the shares of our common stock.

Required Votes

The presence at the Annual Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of stock entitled to vote constitutes a quorum for the transaction of business. Each share of Langer common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of each nominee as a director (Proposal 1). The affirmative vote of a majority of the votes cast in person or by proxy is necessary for the approval the 2007 Stock Incentive Plan (Proposal 2), the approval of the 2007 Annual Incentive Plan (Proposal 3), and the ratification of the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the year ending December 31, 2007 (Proposal 4).

An independent inspector of elections appointed by us will tabulate votes at the Meeting. Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and “broker non-votes” will have no effect on the outcome of such election. Since the affirmative vote of a majority of the votes cast is necessary for approval of Proposals 2, 3 and 4, an abstention will have the same effect as a negative vote, but “broker non-votes” will have no effect on the outcome of the voting.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered “broker non-votes,” and will be counted for purposes of determining whether there is a quorum.

Proxy Solicitation

Langer will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from Stockholders by mail, telephone, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

List of Stockholders

In accordance with Delaware General Corporation Law (the “DGCL”), a list of Stockholders entitled to vote at the Meeting will be available for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 450 Commack Road, Deer Park, N.Y. 11729.

It is desirable that as large a proportion as possible of the Stockholders’ interests be represented at the Meeting. Therefore, even if you intend to be present at the Meeting, please vote your shares via the Internet as set forth on the enclosed Proxy Card, or sign and mail the enclosed Proxy Card, to ensure that your stock will be represented. If you are present at the Meeting and desire to do so, you may withdraw your proxy and vote in person by giving written notice to the Secretary of Langer. Please vote via the Internet or return your executed Proxy Card promptly.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain information regarding beneficial ownership of our common stock by (a) each person or entity who is known to us owning beneficially 5% or more of our common stock, (b) each of our directors, (c) each of our named executive officers and (d) all named executive officers and directors as a group. Unless otherwise indicated, each of the Stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o 450 Commack Road, Deer Park, New York 11729. As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (i) the power to vote, or direct the voting of, such security or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days after April 26, 2007.

Name of Beneficial Owner	Common Stock Beneficially Owned		Percentage of Common Stock (1)
aWarren B. Kanders, Chairman of the Board of Directors One Landmark Square, Stamford, Conn.	2,925,075	(2)	23.5%
David M. Knott 485 Underlhill Road, Syosset, N.Y.	1,712,878	(3)	13.0%
Kennedy Capital Management, Inc. 10829 Olive Blvd., St. Louis, Mo.	570,271	(4)	5.7%
Ashford Capital Management, Inc. P.O. Box 4172, Wilmington, Del.	2,145,812	(5)	17.8%
Millennium Partners, L.P. 666 Fifth Ave., New York, N.Y.	859,139	(6)	7.0%
Bank of America Corporation 100 North Tryon Street, Charlotte , N.C.	580,450	(7)	5.1%
Peter A. Asch, Director 2 Tigan Street, Winooski, Vt.	607,897	(8)	5.3%
Stephen M. Brecher, Director	12,500	(9)	*
Burtt R. Ehrlich, Director	254,405	(10, 11)	2.2%
Arthur Goldstein, Director	150,573	(10, 12)	1.3%
Stuart P. Greenspon, Director	199,816	(13)	1.7%
W. Gray Hudkins, Director, President and Chief Executive Officer	364,900	(14)	3.1%
Kathryn P. Kehoe, Senior Vice President	33,334	(15)	*
Directors and named executive officers as a group (8 persons)	4,598,500	(16)	34.9%

* Less than 1%

(1)
The applicable percentage of beneficial ownership is based on 11,450,915 shares of common stock outstanding as of the Record Date, plus, with respect to particular persons, shares of common stock that may be acquired by exercise of stock options, conversion of the Company's outstanding 5% convertible subordinated notes due December 7, 2011 (the “Notes”), or other rights to acquire common stock within 60 days after the date of this Proxy Statement.

(2)
Consists of 1,491,856 shares presently issued and outstanding held by Langer Partners, LLC, 375,000 shares presently issued and outstanding held by Kanders & Company, Inc. (“Kanders & Company”) (100,000 shares of which were issued pursuant to a stock award, the vesting of which was accelerated on December 20, 2005 and which are subject to a lock-up agreement that expires on September 1, 2008); 515,000 shares acquirable upon the exercise of options awarded to Mr. Kanders (435,000 of which are subject to a lock-up agreement that expires with respect to 80,000 shares on each of November 12, 2006 and 2007, 91,666 shares on April 1, 2008 and 91,667 shares on each of April 1, 2009 and 2010); 428,219 shares acquirable upon conversion of $2,000,000 in principal amount of the Notes held by Mr. Kanders as trustee for a member of his family; 15,000 shares acquirable under warrants held by Langer Partners, LLC; and 100,000 shares acquirable upon exercise of options held by Kanders & Company. Mr. Kanders, who is the Chairman of our Board of Directors, is the sole voting member and sole manager of Langer Partners, LLC, and the sole stockholder of Kanders & Company. Does not include 500,000 shares awarded to Mr. Kanders as a restricted stock award under the Company’s 2005 Stock Incentive Plan (the “2005 Plan”), which award is not presently vested and which cannot vest prior to January 1, 2008. The address for Mr. Kanders and Langer Partners, LLC is c/o Kanders & Company, Inc., One Landmark Square, Stamford, Connecticut 06901.

(3)	Based on information in Schedule 13G filed by Mr. Knott and certain affiliates, which gives their address as 485 Underhill Boulevard, Suite 205, Syosset, New York 11791.

(4)
Based upon information in the Schedule 13G, as amended, filed by Kennedy Capital Management, Inc., as last amended on February 13, 2007, which gives its address as 10829 Olive Boulevard, St. Louis, MO 63141. Kennedy Capital Management, Inc reports voting power over 515,916 shares, constituting 5.5% of the Company's outstanding common stock. The higher number in the table is the number of shares over which Kennedy Capital Management, Inc. reports dispositive power.

(5)
Includes 642,329 Conversion Shares. Based upon information in the Schedule 13G, as amended, filed by Ashford Capital Management, Inc. as amended on January 23, 2007, which gives its address as P.O. Box 4172, Wilmington, DE 19807.

(6)
Based upon information in the Schedule 13D filed by Millennium Partners, L.P. and certain of its affiliates on December 18, 2006. Such person's address is 666 Fifth Avenue, 8th Floor, New York, New York 10103. According to such information, the reporting persons own 2,700 shares which are issued and outstanding, and Notes which are convertible into 856,439 shares of common stock. Mr. Israel A. Englander is the managing member of the managing partner of Millennium Partners, L.P.

(7)
Based upon information in the Schedule 13G filed by Bank of America Corporation on February 8, 2006, which gives the reporting person’s address as 100 North Tryon Street, Floor 25, Charlotte, NC 28255.

(8)
Does not include 200,000 shares acquirable by Mr. Asch under options which vest in 3 equal annual consecutive tranches commencing on January 23, 2009, or shares which Mr. Asch may become entitled to receive in 2008 and 2009 under the terms of the agreement by which the Company acquired the capital stock of Twincraft, Inc., from Mr. Asch and the other former holders of Twincraft's capital stock.

(9)
Consists of 12,500 shares acquirable under options awarded to Mr. Brecher. Does not include (i) 25,000 shares acquirable under options which vest in equal annual tranches on May 1, 2008 and 2009, and (ii) 7,500 shares awarded to Mr. Brecher as a restricted stock award under the 2005 Plan, which award is not presently vested and which cannot vest prior to January 1, 2008.

(10)
Includes 96,376 options granted to each of Messrs. Ehrlich and Goldstein, of which 30,000 options granted to each of them are subject to lock-up agreements, which expire for each, on November 12, 2007 with respect to 5,000 shares, and on each of November 8, 2007 and 2008 with respect to 12,500 shares.

(11)	Includes 46,600 shares held in trust by Mrs. Burtt R. Ehrlich as Trustee for David Ehrlich, as to which Mr. Ehrlich disclaims beneficial ownership.

(12)	Includes 21,410 shares acquirable upon conversion of Notes held by Mr. Arthur Goldstein.

(13)
Includes 37,500 shares acquirable upon exercise of options granted to Mr. Greenspon, of which 25,000 are subject to a lock-up agreement, which expires with respect to 12,500 shares on each of November 8, 2007 and 2008, and 32,116 Conversion Shares. Does not include (i) 41,903 shares held by his wife, Ms. Camilla Trinchieri, as to which Mr. Greenspon disclaims beneficial ownership, (ii) 7,500 shares awarded to Mr. Greenspon as a restricted stock award under the 2005 Plan, which award is not presently vested and which cannot vest prior to January 1, 2008.

(14)
Includes 337,500 shares acquirable upon exercise of options granted to Mr. Hudkins. Of the outstanding shares of stock held by Mr. Hudkins, 7,600 shares are subject to a lock-up agreement that expires on November 12, 2007. Additionally, 237,500 shares acquirable under options held by Mr. Hudkins are subject to a lock-up agreement which expires with respect to 50,000 shares on November 12, 2007, with respect to 45,833 shares on each of December 31, 2007 and 2008, with respect to 45,834 shares on December 31, 2009, with respect to 16,667 shares on each of April 1, 2008 and 2009, and with respect to 16,666 shares on April 1, 2010. Does not include 275,000 shares awarded to Mr. Hudkins as a restricted stock award under the 2005 Plan, which award is not presently vested and which cannot vest prior to January 1, 2008.

(15)
Consists of 33,334 shares acquirable under an option granted to Ms. Kehoe under the 2005 Plan. Does not include (i) 66,666 shares acquirable under an option which vests as to 33,333 on each of January 24, 2008 and 2009, and (ii) 75,000 shares awarded to Ms. Kehoe as a restricted stock award under the 2005 Plan, which award is not presently vested and which cannot vest prior to January 1, 2008.

(16)
Consists of 2,873,169 shares presently issued and outstanding owned of record or beneficially by such persons, plus 1,725,331 shares acquirable upon exercise of stock options and warrants, or conversion of Notes, held by such persons.

We are not aware of any material proceedings to which any of our directors, executive officers or affiliates or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Certificate of Incorporation, as amended, and Amended and Restated Bylaws provide that we may have between three and seven directors, with such number to be fixed by the Board of Directors. The number of directors is currently fixed at seven. One of the current directors, Mr. Goldstein, is not standing re election to the Board, and so there will be a vacancy on the Board following the Annual Meeting. Under the Company's bylaws and applicable law, our directors are elected annually at the annual meeting of stockholders, and the vacancy may be filled by the Board of Directors prior to the 2008 Annual Meeting. At the present time, the Board does not have a candidate to fill the vacancy.

The respective terms of office of the directors continue until the next annual meeting of stockholders and until their successors have been elected and qualified in accordance with our Amended and Restated Bylaws. There are no family relationships among any of our directors or executive officers.

Unless otherwise specified, each proxy received will be voted for the election of directors of the six nominees named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. If any nominee becomes unable or unwilling to accept a nomination or election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.

The following persons have been nominated as directors:

Peter A. Asch, 46, became a director of the Company on January 23, 2007, immediately following our acquisition of Twincraft, Inc., from Mr. Asch and the other former holders of the Twincraft capital stock. The appointment of Mr. Asch to the Board of Directors was a condition to the closing of the acquisition. Mr. Asch serves as the President of Twincraft and of our personal care products division, and has been the chief executive officer of Twincraft since 1995.  Mr. Asch graduated with a B.S. in Political Science and International Relations from Queen’s University, located in Kingston, Ontario, in 1983.

Stephen M. Brecher, 67, has been a member of our Board of Directors since May 1, 2006 and is Chairman of our Audit Committee. In February 2006, he joined the certified public accounting firm of Weiser LLP as a Senior Advisor. Mr. Brecher was an independent consultant from April 2005 to January 2006 and was a principal of XRoads Solutions Group, an international consulting firm from September 2001 to March 2005. Prior thereto, he spent 33 years at KPMG LLP, a certified public accounting firm, 26 years as a tax partner specializing in international banking. Mr. Brecher is a CPA and attorney and a member of the New York State Bar. He also served as a member of the board of directors of Refco, Inc., a public company, from January 2006 through December 2006. The Board of Directors has identified Mr. Brecher as the audit committee financial expert under the listing requirements of the Nasdaq Global Market and has determined that Mr. Brecher is independent of Langer based on the Nasdaq Global Market’s definition of "independence".

Burtt R. Ehrlich, 67, has been a member of our Board of Directors since February 13, 2001, and is a member of out Audit Committee, our Compensation Committee and our Nominating/Corporate Governance Committee. Mr. Ehrlich served as our Chairman of the Board of Directors from February 2001 until November 2004. Mr. Ehrlich has served as a member of the board of directors of Armor Holdings, Inc., a security and safety products company listed on the Nasdaq Global Market, since January 1996. Mr. Ehrlich has served as a member of the Board of Directors of Clarus Corporation since June 2002. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992, and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

Stuart P. Greenspon, 64, has been a member of our Board of Directors since November 8, 2005 and is a member of our Compensation Committee. Mr. Greenspon has been an independent business consultant for more than 10 years. Prior to that, he was an owner and operating officer of Call Center Services, Inc. from 1990 to 1995 and of Pandick Technologies, Inc. from 1982 to 1989.

W. Gray Hudkins, 31, became our Chief Operating Officer effective as of October 1, 2004 and our President and Chief Executive Officer effective January 1, 2006. He became a director of the Company in June 2006. Mr. Hudkins served as Director of Corporate Development for Clarus Corporation from December 2002 until September 2004, as a principal in Kanders & Company, Inc. from December 2003 until September 2004, and as Director of Corporate Development for the Company, Inc. from April 2004 until September 2004. From February 2002 until December 2002, Mr. Hudkins served as Manager of Financial Planning and Development for Bay Travelgear, Inc., a branded consumer products company based in New York and Chicago. From April 2000 until February 2002, Mr. Hudkins served as an associate at Chartwell Investments LLC, a New York based private equity firm, and from August 1999 until April 2000, Mr. Hudkins served as an associate at Saunder, Karp & Megrue L.P., a private merchant bank based in Stamford, Connecticut. Mr. Hudkins graduated cum laude with an A.B. in Economics and a Certificate in Germanic Language and Literature from Princeton University in 1997.

Warren B. Kanders, 49, has been a Director and Chairman of our Board of Directors since November 12, 2004. Mr. Kanders is a Founder and has served as the chairman of the board of directors of Armor Holdings, Inc., a security and safety products company listed on the Nasdaq Global Market, since January 1996, and has served as its Chief Executive Officer since April 9, 2003. Mr. Kanders has served as a member of the Board of Directors of Clarus Corporation since June 2002 and as the Executive Chairman of Clarus Corporation’s Board of Directors since December 2002, as the Executive Chairman of the Board of the Company, Inc. since April 2004. From October 1992 to May 1996, Mr. Kanders served as Founder and Vice Chairman of the Board of Benson Eyecare Corporation. Mr. Kanders also serves as President of Kanders & Company, Inc., a private investment firm owned and controlled by Mr. Kanders that makes investments in and renders consulting services to public and private entities. Mr. Kanders received a B.A. degree in Economics from Brown University in 1979.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting of Stockholders is necessary for the election of directors (assuming a quorum of a majority of the outstanding shares of common stock is present).

The Board recommends that Stockholders vote for each of the above-named director nominees.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors has a long-standing commitment to sound and effective corporate governance practices. The Company’s management and our Board of Directors has reviewed and continues to monitor our corporate governance practices in light of the Sarbanes-Oxley Act of 2002, the rules of the Securities and Exchange Commission, and the listing requirements of the Nasdaq Global Market. Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

Corporate Governance Guidelines and Documents

The Company has adopted a Code of Ethics for Senior Executive and Financial Officers, a copy of which may be accessed at the Company's website, LangerInc.com, by clicking on "Investor Relations," selecting "About Our Company," and then selecting "Corporate Governance."

The Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Officers and Employees, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Langer, and promoting compliance with all applicable rules and regulations that apply to Langer and its officers and directors. The foregoing materials may be accessed at www.langerinc.com, our Internet website, at the tab “Investor Relations.” In addition, you may request, without charge, a copy of our Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Officers and Employees, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees by submitting a written request for any of such materials to: Langer, Inc., c/o the Secretary at 450 Commack Road, Deer Park, N.Y. 11729.

Board of Directors

Our Board of Directors is currently comprised of the following seven members: Warren B. Kanders, Peter A. Asch, Stephen M. Brecher, Burtt R. Ehrlich, Arthur Goldstein, Stuart P. Greenspon, and W. Gray Hudkins. Mr. Goldstein is not standing for re-election to the Board of Directors at the Annual Meeting. The Board of Directors has standing Audit, Compensation and Nominating/Corporate Governance Committees. The Company does not have a formal policy as to Board of Director attendance at our annual meetings of Stockholders. All members of our Board of Directors then in office attended last year's annual stockholders meeting which was held on June 20, 2006.

Director Independence

In accordance with the rules of the Commission and the listing requirements of the Nasdaq Global Market, the Board of Directors has evaluated each of its directors’ independence from Langer based on the definition of “independence” established by the Nasdaq Global Market. In its review of each director’s independence from Langer, the Board of Directors reviewed whether any transactions or relationships exist currently or, during the past year existed, between each director and Langer and its subsidiaries, affiliates, equity investors or independent registered public accounting firm. The Board of Directors also examined whether there were any transactions or relationships between each director and members of the senior management of Langer or their affiliates.

Based on the Board’s review and the Nasdaq Global Market’s definition of “independence”, the Board of Directors has determined that each of the following non-employee directors is independent and has no relationship with the Company, except as a director and stockholder of the Company:

Stephen M. Brecher
Burtt R. Ehrlich
Arthur Goldstein (who is not standing for re-election to the Board)
Stuart P. Greenspon

In addition, based on such standards, the Board of Directors determined that: (i) Warren B. Kanders is not independent because he is the Chairman of the Board and the largest stockholder of the Company, and (ii) Messrs. Hudkins and Asch are not independent because (A) Mr. Hudkins is the President and Chief Executive Officer of the Company, and (B) Mr. Asch is the President of Twincraft and president of our personal care products division.

Stockholder Communications with Directors

Stockholders may send communications to the Board of Directors or any committee thereof by writing to the Board or any such committee at Langer, Inc., c/o the Corporate Secretary at 450 Commack Road, Deer Park, N.Y. 11729. The Corporate Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

In addition, Stockholders may also contact any non-management director by writing to the Corporate Secretary at Langer, Inc., 450 Commack Road, Deer Park, N.Y. 11729. The Corporate Secretary will review and distribute all Stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

Complaint Procedures

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Langer, Inc., c/o Chairman of the Audit Committee, 450 Commack Road, Deer Park, N.Y. 11729. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”

Audit Committee

The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent registered public accounting firm; (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal controls over financial reporting. In addition, the committee recommends to the Board of Directors the appointment of independent accountants and analyzes the reports and recommendations of such firm. The committee also prepares the Audit Committee report required by the rules of Securities and Exchange Commission (the “Commission”), and the report is included in this proxy statement beginning on page 13. From January 1 through April 30, 2006, the Audit Committee consisted of Messrs. Ehrlich, Goldstein and Greenspon, each of whom was determined by the Board to be independent of Langer based on the Nasdaq Global Market’s definition of “independence”. Since May 1, 2006, the Audit Committee has consisted of Messrs. Brecher, Ehrlich and Goldstein. The Board of Directors has identified Mr. Brecher as the audit committee financial expert and determined that Mr. Brecher is independent of Langer based on the Nasdaq Global Market’s definition of "independence". Following the Annual Meeting, the Audit Committee will consist of Messrs. Brecher (Chairman) and Ehrlich until the Board fills the vacancy left by Mr. Goldstein, who will not continue to be a member of the Board of Directors after the Annual Meeting of Stockholders.

Compensation Committee

The Compensation Committee reviews recommendations for executive compensation, including incentive compensation and stock incentive plans and makes recommendations to the Board of Directors concerning levels of executive compensation and adoption of incentive and stock plans. Pursuant to the Compensation Committee’s charter, the Committee’s authority generally includes the authority to do each of the following:

•
To assist the Board of Directors in developing and evaluating potential candidates for executive positions, including the chief executive officer, and to oversee the development of executive succession plans.

•
To review and approve corporate goals and objectives with respect to compensation for the Company’s chief executive officer, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors, determine and approve the chief executive officer’s compensation level based on this evaluation.  In determining the long-term incentive component of the chief executive officer’s compensation, the Committee shall consider the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s chief executive officer in past years.

•
To make recommendations to the Board of Directors with respect to non-chief executive officer compensation, incentive-compensation plans and equity-based plans. The Committee shall also provide oversight of management’s decisions concerning the performance and compensation of other Company officers.

•
To review the Company's incentive compensation and other stock-based plans and recommend changes in such plans to the Board of Directors as needed. The Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.

•	To produce this compensation committee report on executive compensation to be included in the Company’s proxy statement.

•	To review on an annual basis director compensation and benefits.

The Compensation Committee has the authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee may deem appropriate in its sole discretion. A copy of the charter of the Compensation Committee is available at the Company's website, www.LangerInc.com, by clicking on "Investor Relations" and selecting "About Our Company - Corporate Governance."

During 2006, the Compensation Committee consisted of Messrs. Ehrlich and Greenspon, each of whom was determined by the Board to be independent of Langer.

Nominating/Corporate Governance Committee

The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate qualified candidates for election to the Board of Directors and to review Langer's corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the Nasdaq Global Market’s listing requirements. The Nominating/Corporate Governance Committee considers all qualified candidates identified by members of the Committee, by other members of the Board of Directors, and by senior management. The Nominating/Corporate Governance Committee will also consider nominees recommended by Stockholders. The names of such nominees should be forwarded to Langer, Inc., c/o the Secretary at 450 Commack Road, Deer Park, N.Y. 11729, who will submit them to the committee for its consideration. During 2006, the Nominating/Corporate Governance Committee consisted of Messrs. Ehrlich and Goldstein, whom the Board of Directors has determined to be "independent" as defined in the listing requirements of the Nasdaq Global Market. A copy of the charter of the Nominating/Corporate Governance Committee is available at the Company's website, www.LangerInc.com, by clicking on "Investor Relations" and selecting "About Our Company - Corporate Governance."

Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in Langer; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to Langer and its Stockholders; and have the ability and willingness to spend the time required to function effectively as a director of Langer. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by Stockholders, by other individuals and by the search firms in the same manner, as follows: The Nominating/Corporate Governance Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above; when a Board vacancy occurs or is anticipated, the Nominating/Corporate Governance Committee determines which of the qualified candidates to interview, based on the current needs of the Board and Langer, and members of the Nominating/Corporate Governance Committee meet with these individuals. If, after such meetings, the Nominating/Corporate Governance Committee determines to recommend any candidate to the Board for consideration, that individual is invited to meet with the entire Board. The Board then determines whether to select the individual as a director-nominee.

Compensation of Directors

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties on our Board and Board committees as well as the skill-level required by the Company of members of the Board and the need to continue to attract highly qualified candidates to serve on our Board. Director compensation arrangements are reviewed annually to maintain such standards.

The non-management directors of Langer will receive cash in the amount of $15,000 in 2007 which is payable in quarterly installments during the course of the year. In addition, the Chairs of the Compensation Committee and the Audit Committee will each be paid $10,000 in 2007 to serve as the Chair of such committee which will be payable in quarterly installments during the course of the year. The non-management directors of Langer, i.e., Messrs. Brecher, Ehrlich, Goldstein and Greenspon, received restricted stock awards in January 2007 for 7,500 shares, which vest at such time as the Company has achieved EBITDA of $10,000,000 in any trailing period of four quarters.

Involvement in Certain Legal Proceedings

To the knowledge of the Company, no director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any property or any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; or (iv) been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been subsequently reversed, suspended or vacated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Langer and is financially literate as that qualification is interpreted by the Board of Directors, The Nasdaq Global Market and the Commission. The Board of Directors has adopted a written charter with respect to the Audit Committee’s roles and responsibilities.

Management is responsible for the preparation, integrity and fair presentation of information in the consolidated financial statements of Langer, the financial reporting process and internal control over financial reporting. The external independent registered public accounting firm is responsible for performing an independent audit of Langer's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2006, with management and the independent registered public accounting firm. Management represented to the Committee that Langer's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we have reviewed and discussed the quarterly and annual earnings press releases, our quarterly filings with the Commission on Form 10-Q during 2006, our annual report filed with the Commission on Form 10-K for the year ended December 31, 2006, and our consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended, and Rule 2-07 (Communication With Audit Committees) of Regulation S-X.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants their independence from Langer and its management. The Audit Committee also considered whether the independent registered public accounting firm’s provision of audit and non-audit services to Langer is compatible with maintaining the independent registered public accounting firm's independence.

The Audit Committee discussed with Langer's independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee discussed with the independent accountants, with and without management present, the results of their examination, the evaluation of Langer's internal controls, and the overall quality and integrity of Langer's financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Langer's Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Commission.

AUDIT COMMITTEE

Stephen M. Brecher (Chairman)
Burtt R. Ehrlich
Arthur Goldstein

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for Langer by BDO Seidman, LLP for the years ended December 31, 2006 and 2005 were:

	2006	2005
Audit Fees	$394,368	$280,145
Audit Related Fees	35,404	—
Tax Fees	36,800	20,000
All Other Fees	—	—
Total	$466,572	$300,145

Audit Fees. The Audit Fees for the years ended December 31, 2006 and 2005, respectively, were for professional services rendered for the audit of our consolidated financial statements for such years, and for the review of our unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q for 2006. BDO Seidman, LLP, was not engaged as the Company's independent registered public accountants until December 2005. Fees paid to the Company's prior independent registered public accountants for review of the Company's Quarterly Reports on Form 10-Q for periods ending in 2005 are therefore not included in the above table. In addition, Audit Fees for such years also include fees for services rendered to us by BDO Seidman, LLP for statutory audits and review of documents filed with the Commission.

Audit Related Fees. The Audit Related Fees for the year ended December 31, 2006 were for due diligence related to mergers and acquisitions. There were no such fees for the year ended December 31, 2005.

Tax Fees. Tax Fees as of the years ended December 31, 2006 and 2005 were for services related to tax compliance, including the preparation of tax returns and claims for refund, tax planning and advice, including assistance with and representation in tax audits and appeals, and advice related to mergers and acquisitions.

All Other Fees. There were no fees incurred for All Other Fees for the years ended December 31, 2006 and 2005.

Auditor Independence. The Audit Committee has considered the non-audit services provided by BDO Seidman, LLP and determined that the provision of such services had no effect on BDO Seidman, LLP's independence from Langer.

Audit Committee Pre-Approval Policy and Procedures.  The Audit Committee must review and pre-approve all audit and non-audit services provided by BDO Seidman, LLP, our independent registered public accounting firm, and has adopted a Pre-approval Policy which requires all audit and non-audit services to be approved by the Audit Committee before services are rendered. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the accountants' independence. The Audit Committee will only pre-approve services which it believes will not impair our accountants' independence. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

Each pre-approval request shall be accompanied by detailed back-up documentation regarding the specific services to be provided. The pre-approval request shall identify whether the proposed services was initially recommended by the auditor. Each pre-approval request for any non-audit service must be accompanied by a statement of the accountants (which may be in writing or given orally to the Audit Committee) as to whether, in the accountants' view, the request or application is consistent with the Commission’s rules on auditor independence.

Since the adoption of the Pre-approval Policy by the Audit Committee on March 24, 2004, the Audit Committee has not waived the pre-approval requirement for any services rendered by BDO Seidman, LLP or Langer's prior independent registered public accounting firm, Deloitte & Touche, LLP.

Auditor Independence

The Audit Committee has considered the non-audit services provided by BDO Seidman, LLP and determined that the provision of such services had no effect on BDO Seidman, LLP's independence from Langer.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of April 26, 2007. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Langer.

Name	Age	Position
W. Gray Hudkins	31	President and Chief Executive Officer, and Director
Peter A. Asch	46	President of Twincraft, Inc., President of our personal care products division, and Director
Kathryn P. Kehoe	51	Senior Vice President

Information about the business backgrounds of Messrs. Hudkins and Asch is set forth under "Proposal 1 - Election of Directors." Ms. Kehoe's business background is as follows:

Kathryn P. Kehoe joined the Company in January 2006 and became our Senior Vice President in June 2006.  From January 2000 to January 2006, Ms. Kehoe owned and managed Kehoe Associates, of Fort Washington, Pennsylvania, a consulting firm which provided corporate strategic planning, organizational development, and acquisition due diligence and integration planning services. From May 1993 to January 2000, Ms. Kehoe was an officer of NovaCare, Inc., a national provider of rehabilitation and orthotic and prosthetic services based in King of Prussia, Pennsylvania, serving as Senior Vice President, Human Resources.  From July 1984 to May 1993, she was at the Bristol Myers Squibb Company in Princeton, New Jersey, in various management roles.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee of the Board of Directors (the “Compensation Committee”) assists the Board in establishing compensation packages for Langer's executive officers and non-employee directors and administering Langer's incentive plans. The Compensation Committee is generally responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options, restricted stock awards and other awards, under the Company's incentive plans and otherwise, and, where applicable, compliance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”) and such responsibility is generally limited to the actions taken by the Compensation Committee, although at times the full Board has determined annual executive salaries, raises and, where the Company has determined that compliance with the provisions of IRC Section 162(m) is not required, bonuses as well as grants of stock options and common stock without having first received recommendations from the Compensation Committee. From time to time, the Compensation Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management’s interests with those of our Stockholders.

The Compensation Committee is comprised of two directors, each of whom has experience in executive compensation issues. Each member of the Compensation Committee meets the independence requirements specified by the Nasdaq Global Market and by Section 162(m) of the Internal Revenue Code.

Executive Compensation Philosophy

The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our Stockholders. In pursuing these objectives, the Compensation Committee believes that it is critical that a substantial portion of each executive officer’s compensation be contingent upon our overall performance. The Compensation Committee is also guided by the principle that our compensation packages must be competitive, must support our overall strategy and objectives, and must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance. Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance. It is the Compensation Committee’s responsibility to determine the performance goals for the performance-based compensation payable to our Named Executive Officers in compliance with section 162(m) of the IRC, subject to ratification by the Board. Subject to this limitation, the Compensation Committee may also make recommendations to the Board with respect to non-chief executive officer compensation and, either alone or with the other independent members of our Board, to determine and approve our Chief Executive Officer’s compensation.

In determining the compensation packages for our executive officers and non-employee directors, the Compensation Committee and the Board of Directors have evaluated the history and performance of Langer, previous compensation practices and packages awarded to Langer's executive officers and non-employee directors, and compensation policies and packages awarded to executive officers and non-employee directors at similarly-situated companies.

Use of Outside Consultants

The Compensation Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. In 2006, the Compensation Committee did not engage any such consultants.

Compensation Program Components

Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options, restricted stock and performance shares. The Compensation Committee believes that this three-part approach best serves our and our Stockholders’ interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers is composed of a significant portion of pay that is “at risk” -- specifically, the annual bonus, stock options, restricted stock and performance shares.

Annual Cash Compensation

Base Salary. In reviewing and approving the base salaries of our executive officers, the Compensation Committee considers the scope of work and responsibilities, and other individual-specific factors; the recommendation of the Chief Executive Officer (except in the case of his own compensation); compensation for similar positions at similarly-situated companies; and the executive's experience. Except where an existing agreement establishes an executive’s salary, the Compensation Committee reviews executive officer salaries annually at the end of the year and establishes the base salaries for the upcoming year.

Performance-Based Annual Bonus. With regard to the compensation of the Named Executive Officers subject to section 162(m) of the IRC, the Compensation Committee establishes the performance goals and then certifies the satisfaction of such performance goals prior to the payment of the performance-based bonus compensation. In reviewing and approving the annual performance-based bonus for our executive officers, the Compensation Committee may also consider an executive’s contribution to the overall performance of Langer as well as annual bonuses awarded to persons holding similar positions at similarly-situated companies.

Equity-Based Compensation

Executive officers of Langer and other key employees who contribute to the growth, development and financial success of Langer are eligible to be awarded stock options, shares of restricted common stock, bonuses of shares of common stock, and performance shares of common stock under our 2005 Stock Incentive Plan. Awards under these plans help relate a significant portion of an employee’s long-term remuneration directly to stock price appreciation realized by all our Stockholders and aligns an employee’s interests with those of our Stockholders. The Compensation Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year lock-up schedule for equity awards encourages executive retention and emphasizes long-term growth, and (ii) paying a significant portion of management’s compensation in our equity provides management with a powerful incentive to increase stockholder value over the long term. In connection with the Company’s prior acceleration of the vesting and issuance of certain stock options, the Company required the optionees who do not have employment agreements with the Company to execute lock-up, confidentiality and non-competition agreements as a condition to the acceleration of such stock options. Such lock-up, confidentiality and non-competition agreements executed with the Company’s employees provide the Company with added protection. In addition, the lock-up restrictions serve as an employee retention mechanism since the lock-up restrictions will be extended for an additional five-year period in the event an employee terminates his/her employment with the Company while any of such lock-up restrictions are still in effect. The Compensation Committee determines appropriate individual long-term incentive awards in the exercise of its discretion in view of the above criteria and applicable policies.

Perquisites and Other Personal and Additional Benefits

Executive officers participate in other employee benefit plans generally available to all employees on the same terms as similarly situated employees.

The Company maintains a qualified 401(k) plan that provides for a Company contribution based on a matching schedule of a maximum of the lower of (i) 25% of each given employee’s annual 401(k) contribution, or (b) 4% of each given employee’s annual salary.

The Company also provides Named Executive Officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

Accounting and Tax Considerations

Section 162(m) of the IRC generally disallows a tax deduction to public corporations for compensation, other than performance-based compensation, over $1,000,000 paid for any year to an individual who, on the last day of the taxable year, was (i) the Chief Executive Officer or (ii) among the four other highest compensated executive officers whose compensation is required to be reported in the Summary Compensation Table contained herein. Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs’ material features have been approved by Stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period. The Compensation Committee desires to maximize deductibility of compensation under Section 162(m) of the IRC to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our Stockholders but which may not be tax deductible under Section 162(m) of the IRC.

Post-Employment and Other Events

Retirement, death, disability and change-in-control events trigger the payment of certain compensation to the Named Executive Officers that is not available to all salaried members. Such compensation is discussed under the headings “Employment Agreements” and “Potential Payments Upon Termination or Change in Control.”

Role of Executive Officers in Compensation Decisions

The Compensation Committee determines the total compensation of our Chief Executive Officer and oversees the design and administration of compensation and benefit plans for all of the Company’s employees. Our Chief Executive Officer has met with the Compensation Committee to present topical issues for discussion and education as well as specific recommendations for review. The Chairman of the Board and the Chief Executive Officer may attend a portion of many Compensation Committee meetings. The Compensation Committee also obtains input from our legal, finance and tax functions, as appropriate.

Summary

The Compensation Committee believes that the total compensation package has been designed to motivate key management to improve the operations and financial performance of the Company, thereby increasing the market value of our Common Stock. The tables in this Executive Compensation section reflect the compensation structure established by the Compensation Committee.

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual and long-term compensation earned by the Company's chief executive officer and other senior executive officers who served as such during the year ended December 31, 2006.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation	Changes in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)

W. Gray Hudkins, President and Chief Executive Officer	2006	$275,000		$100,000	-	-			$3,800	(5)	$378,800

Kathryn P. Kehoe, Senior Vice President	2006	200,000		50,000	-	$50,100			1,900	(5)	302,000

Joseph P. Ciavarella, Chief Financial Officer and Vice President	2006	190,000		50,000	-	-			112,500 40,000 4,800	(2) (3) (5)	397,300
									-
Sara Cormack, Chief Financial Officer	2006	56,300	(4)	-	-	-			-		56,300

(1)
The amounts in the “Option Awards” column are calculated based on Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payments” (“FAS 123R”) (excluding any estimate for forfeitures).  They equal the aggregate dollar amount of compensation expense related to stock options that was recognized in the Company’s financial statements contained on Form 10-K for the year ended December 31, 2006.  Under FAS 123R, a pro rata portion of the total expense at the time of grant is recognized over the vesting schedule of the grant.  The initial expense is based on the fair value of the stock option as estimated using the Black-Scholes option-pricing model.  The assumptions used to arrive at the Black-Scholes values are disclosed in Note 12, Stock Options, to our consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2006.

(2)
Mr. Ciavarella resigned on September 15, 2006. In connection with his resignation, Langer, Inc. accrued $112,500 in severance compensation payable to Mr. Ciavarella. For information about his Option Awards, see the table below headed "Outstanding Equity Awards and Fiscal Year-End, including the notes to that table.

(3)	Langer, Inc. paid Mr. Ciavarella $40,000 in accrued vacation pay upon his resignation from the Company.

(4)
Ms. Cormack joined the Company on September 18, 2006, as Chief Financial Officer and resigned on December 4, 2006. For information about her Option Awards, see the table below headed "Outstanding Equity Awards and Fiscal Year-End, including the notes to that table.

(5)	Langer, Inc. 401(K) defined contribution retirement plan contribution for 2006.

Employment Agreement - W. Gray Hudkins. On November 16, 2004, Langer, Inc., entered into an employment agreement with W. Gray Hudkins, effective as of October 1, 2004, that provides that he will serve as an executive officer of the Company for a term expiring on October 1, 2007. The agreement provides for an annual base salary of $200,000, subject to increase in the Board's discretion, participation in incentive and bonus plans at the discretion of the Company's Board of Directors, ten-year options to purchase up to 150,000 shares of the Company’s common stock at an exercise price of $7.50 per share, vesting in three equal annual installments commencing on November 12, 2005, and maintenance of a $1 million life insurance policy payable to beneficiaries named by Mr. Hudkins. Mr. Hudkins also received 40,000 shares of restricted stock which originally was to vest in three equal annual installments commending November 12, 2005. Mr. Hudkins has also agreed to certain confidentiality , non-competition, and non-solicitation provisions. On June 23, 2005, Mr. Hudkins was granted options to purchase up to 137,500 shares of Langer, Inc.’s common stock at an exercise price of $6.52 per share originally scheduled to vest in three annual tranches beginning December 31, 2007. On November 8, 2005, Mr. Hudkins was granted options to purchase up to 50,000 shares of the Company’s common stock at an exercise price of $4.89 per share originally scheduled to vest in three annual tranches beginning April 1, 2008. On December 20, 2005, the Board of Directors accelerated the vesting of all unvested options and restricted stock awards, subject to a lock-up agreement. On January 1, 2006, Mr. Hudkins became President and Chief Executive Officer and his annual base salary was increased to $275,000. In the event Mr. Hudkins is terminated by the Company without “cause,” he is entitled to receive his base compensation, which may be payable at the Company’s option in cash or shares of the Company's common stock, for a period of six months from the date of termination. On June 21, 2006, pursuant to a nomination by the Board of Directors, the Stockholders elected Mr. Hudkins to the Company’s Board of Directors. The Board of Directors has approved a cash bonus for Mr. Hudkins for the year ended December 31, 2006, of $100,000.

Employment Agreement - Kathryn P. Kehoe. Ms. Kehoe entered into an employment agreement with the Company dated as of January 16, 2006, that provides that she will serve as an executive of the Company for a term of three years, subject to termination without cause on notice. The agreement provides for an annual base salary of $200,000, subject to increase in the Board's discretion, participation in incentive and bonus plans at the discretion of The Company’s Board of Directors, ten-year options to purchase up to 100,000 shares of the Company’s common stock at an exercise price of $4.96 per share, vesting in three equal consecutive annual installments commencing on January 24, 2007. Ms. Kehoe also agreed to certain confidentiality , non-competition, and non-solicitation provisions. In the event Ms. Kehoe is terminated by The Company without “cause,” she is entitled to receive her base compensation, which may be payable at the Company’s option in cash or shares of The Company’s common stock, for a period of six months from the date of termination.

Grants of Plan-Based Awards

The Company did not make any grants of stock option awards to our Named Executive Officers during the year ended December 31, 2006.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers at December 31, 2006:

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
W. Gray Hudkins	50,000 137,500 150,000	(1) (1) (1)	— — —		— — —	$ $ $	4.89 6.52 7.50	11/8/2015 6/23/2015 11/12/2014	— — 13,333	$	— — 61,200	— — —	$	— — 61,200
Kathryn P. Kehoe	100,000		100,000		—		$4.96	1/24/2016	—		—	—		—
Joseph P. Ciavarella (2)	25,000 85,000 50,000	(1) (1) (1)	— — —		— — —	$ $ $	4.89 6.52 5.94	11/8/2015 6/23/2015 3/24/2014	— — —		— — —	— — —		— — —
Sara Cormack	—		100,000	(3)	—		$3.50	9/12/2016	—		—	—		—

(1)
On December 20, 2005 Langer, Inc. accelerated the vesting date of Unvested Options to December 31, 2005. Thus, the Options of Mr. Hudkins and Mr. Ciavarella became fully vested on December 31, 2005. Effective December 31, 2005, Langer, Inc. executed a Lock-up Release Schedule with Mr. Hudkins and Mr. Ciavarella under which such persons are prohibited from selling transferring, exchanging, hypothecating, granting a security interest in, pledging, or otherwise disposing of the shares subject to the Lock-up Release Schedule. On November 12, 2006 the Company released 50,000 of Mr. Hudkins’ shares from the Lock-up Release Schedule. In addition to 50,000 of Mr. Hudkins’ shares that had vested prior to execution of the Lock-up Agreement, Mr. Hudkins may now exercise 100,000 shares.

(2)
Mr. Ciavarella resigned from Langer, Inc. on September 15, 2006. Mr. Ciavarella’s Stock Option Agreements with the Company provide that if Mr. Ciavarella terminates his employment with Langer, Inc. for any reason, then his Options, to the extent that they are vested, may be exercised by Mr. Ciavarella no later than three (3) months after September 15, 2006, his termination date. Mr. Ciavarella has not exercised any of his options, and in accordance with the terms of the options, they expired 90 days after his resignation.

(3)
Ms. Cormack resigned from Langer, Inc. on December 4, 2006. Ms. Cormack’s Stock Option Agreement with the Company provided that none of her options vested prior to September 18, 2008. The options listed in the above table for Ms. Cormack expired upon her resignation from the Company on December 4, 2006.

Option Exercises and Stock Vested During Fiscal 2006

There were no options exercised by any of the Company's Named Executive Officers, and no vesting of stock award held by the Company's Named Executive Officers, in the year ended December 31, 2006.

Pension Benefits - Fiscal 2006

There were no pension benefits earned by the Company's Named Executive Officers in the year ended December 31, 2006.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans.

The Company does not have any nonqualified defined contribution or other nonqualified deferred compensation plans covering its named executive officers.

Potential Payments Upon Termination or Change of Control

The tables below reflect the amount of compensation to each of the Named Executive Officers of the Langer, Inc. in the event of termination of such executive’s employment under the following circumstances: voluntary termination by the executive, termination for cause by the Company, termination without cause by the Company, termination following a change of control, and termination on account of disability or death of the executive. The amounts shown assume that such termination was effective as of December 31, 2006, and thus include amounts earned through such time and estimates of the amounts which would be paid out to the executives upon their termination under the circumstances indicated. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination. Regardless of the manner in which a Named Executive Officer’s employment terminates, he or she may be entitled to receive amounts earned during his term of employment.

Payments Made Upon a Change of Control. Mr. Hudkins was granted a restricted stock award in 2004 which would fully vest upon, among other things, a change in control of the Company. All lock-up agreements with respect to common stock acquirable upon exercise of Mr. Hudkins' options would automatically expire upon a change of control.

Generally, pursuant to the agreements, a change of control is deemed to occur in the event that:

•	the current members of the Board cease to constitute a majority of the Board;

•
the Company shall have been sold by either (i) a sale of all or substantially all its assets, or (ii) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (iii) a tender offer, whether solicited or unsolicited; or

•
any party, other than the Company, is or becomes the “beneficial owner” (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of voting securities representing 50% or more of the total voting power of the Company.

W. Gray Hudkins

The following table shows the potential payments upon termination or a change of control of the Company for W. Gray Hudkins, the Company's President, Chief Executive Officer, and member of the Company’s Board of Directors, as if such termination took place on December 31, 2006.

Executive Benefits upon Payments Upon Separation	Expiration of Employment Agreement ($)	Voluntary Termination on 12/31/06 ($)		For Cause Termination on 12/31/06 ($)		Without Cause Termination on 12/31/06 ($)		Change-in-Control and Termination on 12/31/06 ($)		Disability on 12/31/06 ($)		Death on 12/31/06 ($)
(a)	(b)	(b)		(d)		(e)		(f)		(h)		(i)
Compensation
Cash Severance - Salary	$275,000	-		-		$137,500	(1)	$137,500	(1)	-		-
Stock Options			(2)	-			(2)		(3)		(2)		(2)
Restricted Stock			(4)		(4)		(4)	$61,200	(5)	$61,200	(5)	$61,200	(5)
Benefits and Perquisites		-		-		-		-		-		-
Life Insurance		-		-		-		-		-		$1,000,000	(6)
Total	$275,000	-		-		$137,500		$198,700		$61,200		$1,061,200

(1)	Mr. Hudkins would be entitled to receive his December 31, 2006 Annual Base Compensation of at the annual rate of $275,000 for a period of six (6) months ($137,500).

(2)
Mr. Hudkins’ unvested stock options and locked up stock options would be subject to a five (5) year extension of the lockup release period and have been valued in the above table using the December 31, 2006 closing common stock market price of $4.59 per share. Since all option exercise prices are above $4.59 at December 31, 2006, all compensation values are -0-.

(3)
Mr. Hudkins’ unvested stock options and locked up stock options would be accelerated and released from lockups and have been valued in the above table using the December 31, 2006 closing common stock market price of $4.59 per share. Since all option exercise prices are above $4.59 at December 31, 2006, the compensation value is -0-.

(4)
Mr. Hudkins’ unvested restricted stock upon termination or voluntary termination, to the extent that shares have not vested, would no longer continue to vest, and such unvested restricted shares would be forfeited as of the date Mr. Hudkins ceased to be employed by Langer, Inc.

(5)
Mr. Hudkins’ unvested restricted stock would be accelerated and has been valued in the above table using the December 31, 2006 closing common stock market price of $4.59 per share ($4.59 times 13,333 common shares equals $61,200).

(6)	Upon Mr. Hudkins’ death, his beneficiary would receive the proceeds of a $1 million life insurance policy.

Kathryn P. Kehoe

Kathryn P. Kehoe, the Company's Senior Vice President, upon termination without cause, would receive severance pay at the rate of $200,000 per year, which was her base compensation in force at December 31, 2006, for a period of six (6) months ($100,000). Ms. Kehoe received, on January 24, 2006, a stock option award to purchase 100,000 shares of the Company's common stock, none of which were vested as of December 31, 2006, and so her options would have been forfeited as of her date of termination. Under the terms of her stock options, she is entitled to exercise her options after her termination by the Company without cause for a period of up to 90 days after such termination.

Director Summary Compensation Table

The following table summarizes the compensation paid to our non-employee directors for the fiscal year ended December 31, 2006:

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Warren B. Kanders (2)	-	-	-	-	-	-	-
Stephen M. Brecher	$6,250	-	$50,093	-	-	-	$56,343
Burtt R. Ehrlich	-	-	-	-	-	-	-
Arthur Goldstein	-	-	-	-	-	-	-
Stuart P. Greenspon	-	-	-	-	-	-	-

(1)
W. Gray Hudkins, the Company’s President and Chief Executive Officer, and Peter A. Asch, the President of Twincraft, Inc., are not included in this table. Messrs. Hudkins and Asch are employees of the Company and thus receive no compensation for their services as directors. The compensation for Mr. Hudkins as an employee of the Company is shown in the Summary Compensation Table and other tables in "EXECUTIVE COMPENSATION" showing compensation of Named Executive Officers. Mr. Asch was not an employee or director of the Company prior to January 23, 2007.

(2)	Mr. Kanders is a principal of Kanders & Company, Inc., which is a consultant to the Company which receives consulting fees from the Company; see "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below for additional information about payments to Kanders & Company.

In 2007, the non-management directors of Langer, i.e., Messrs. Brecher, Ehrlich, Goldstein and Greenspon, will each receive cash in the amount of $15,000 which is payable in quarterly installments during the course of the year. In addition, the Chairs of the Compensation Committee and the Audit Committee will each be paid an additional $10,000 in 2007 to serve as the Chairs of such committees, which will be payable in quarterly installments during the course of the year. The non-management directors of Langer received restricted stock awards in January 2007 for 7,500 shares, which vest at such time as the Company has achieved EBITDA of $10,000,000 in any trailing period of four quarters.

COMPENSATION COMMITTEE REPORT

The Company’s Compensation Committee of the Board of Directors (the “Compensation Committee”) has submitted the following report for inclusion in this Proxy Statement:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.

MEMBERS OF THE COMPENSATION COMMITTEE

Burtt R. Ehrlich (Chair)
Stuart P. Greenspon

Compensation Committee Interlocks and Insider Participation

During 2006, none of the members of our Compensation Committee, (i) served as an officer or employee of Langer or its subsidiaries, (ii) was formerly an officer of Langer or its subsidiaries or (iii) entered into any transactions with Langer or its subsidiaries, other than stock option agreements and restricted stock awards. During 2006, none of our executive officers (i) served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Langer.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth, as of December 31, 2006, the numbers of securities to be issued upon exercise of outstanding options and other rights under equity compensation plans, and the numbers of securities remaining available for future issuance under such plans. The table below does not reflect the additional numbers of shares that would be available for future issuance if the 2007 Stock Incentive Plan, as described in Proposal 2, is approved by the Stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	( c )
Equity Compensation Plans approved by Security holders	1,459,300	$5.70	1,094,000
Equity Compensation Plans not approved Security holders	250,000	5.10	-
Total	1,709,300	$5.60	1,094,000

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and any persons who beneficially own more than 10% of our capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during 2006 were timely filed with the Commission and the Nasdaq Global Market.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Consulting Agreement with Kanders & Company, Inc.  On November 12, 2004, the Company entered into a consulting agreement (the “Consulting Agreement”) with Kanders & Company, Inc. ("Kanders & Company"), the sole stockholder of which is Warren B. Kanders, who on November 12, 2004, became the Company’s Chairman of the Board of Directors, and who is the sole manager and voting member of Langer Partners, LLC (“Langer Partners”), the Company’s largest stockholder. The Consulting Agreement provides that Kanders & Company will act as the Company’s non-exclusive consultant to provide the Company with strategic consulting and corporate development services for a term of three years. Kanders & Company will receive, pursuant to the Consulting Agreement, an annual fee of $200,000 ($300,000 commencing in the year ending December 31, 2007) and may receive separate compensation for assistance, at the Company’s request, with certain transactions or other matters to be determined by the Board from time to time. Additionally, through the Consulting Agreement, Kanders & Company was granted options to purchase 240,000 shares of the Company’s common stock at an exercise price of $7.50 per share (the market price of the stock on the date of the grant), vesting in three equal annual installments beginning on November 12, 2005. The Company accounted for 15,000 of such options as compensation for duties performed by Mr. Kanders in his capacity as Chairman of the Board under APB No. 25 and accounted for 225,000 of such options as being granted pursuant to the Consulting Agreement and accounted for in accordance with EITF No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods and Services.” The Company recorded non-cash stock option compensation expense of approximately $1,257,000 for year ended December 31, 2005 with respect to the consulting options, of which approximately $882,000 relates to the acceleration of the vesting of such options. The Company has also agreed to provide Kanders & Company with indemnification protection, which survives the termination of the Consulting Agreement for six years, and extends to any actual or wrongfully attempted breach of duty, neglect, error, or misstatement by Kanders & Company alleged by any claimant. The Consulting Agreement replaced a previous agreement for similar consulting services, pursuant to which Kanders & Company received an annual fee of $100,000, options to purchase 100,000 shares of the Company’s common stock at an exercise price of $1.525 per share, and the indemnification protection described above. The Company paid $200,000, $200,000 and $113,611 with respect to the annual fee under the Consulting Agreement during the years ended December 31, 2006, 2005 and 2004, respectively.

4% Convertible Subordinated Notes.   On October 31, 2001, we sold $14,589,000 of our 4% Convertible Subordinated Notes due August 31, 2006 in a private placement. The notes were convertible into approximately 2,431,500 shares of our common stock at a conversion price of $6.00 per share, subject to adjustment in certain circumstances. Langer Partners purchased $2,500,000 principal amount of our 4% Convertible Subordinated Notes. Additionally, several persons and entities that have family relationships with Warren Kanders purchased an aggregate of $590,000 principal amount of these notes. The 4% Convertible Subordinated Notes were paid in full in August 2006.

5% Convertible Subordinated Notes. On December 8, 2006, the Company sold an aggregate of $28,880,000 of its 5% Convertible Subordinated Notes due December 7, 2011, in a private placement. The 5% Convertible Subordinated Notes are presently convertible at a conversion price of $4.6706 per share into an aggregate of 6,183,359 shares of our common stock, subject to adjustment for stock splits, stock dividends and certain issuances of common stock hereafter at prices less than the current conversion price. Mr. Kanders purchased $2,000,000 of the 5% Convertible Subordinated Notes. The conversion price and number of shares acquirable upon conversion may be further adjusted for issuance of common stock in the adjustment of the Twincraft purchase price.

Acquisition of Capital Stock of Twincraft, Inc. Pursuant to a stock purchase agreement dated as of November 14, 2006 between the Company and the four individuals, including Mr. Peter A. Asch, one of the Company's directors and a nominee for election as a director, the Company acquired all the capital stock of Twincraft on January 23, 2007, for an initial purchase price of approximately $26,650,000, of which approximately $22,652,000 was paid in cash, and the balance was paid by the issuance of 999,375 shares of the Company's common stock. As the owner of approximately 61% of the Twincraft capital stock, Mr. Asch received approximately $13,779,000 of the cash proceeds and 607,897 shares of common stock in the transaction. As the result of a post-closing audit of the financial statements of Twincraft, the purchase price is subject to an adjustment in favor of the sellers (including Mr. Asch), which has not yet been determined. Under the terms of the acquisition, the sellers, including Mr. Asch, may become entitled to additional contingent consideration based on the EBITDA of Twincraft for each of the years ending December 31, 2007 and 2008. Mr. Asch became a director and officer of the Company on January 23, 2007, upon the closing of the Twincraft acquisition. He was not a director or officer of the Company at the time that the Company agreed to acquire the capital stock of Twincraft.

Registration Rights Agreement. In connection with consummation of the Twincraft acquisition, the Company entered into a Registration Rights Agreement with Mr. Asch and the other former stockholders of Twincraft, covering the shares of common stock issued or issuable to them in the Twincraft acquisition. The Registration Rights Agreement provides for the Company to register, under the Securities Act of 1933, as amended, on or before December 23, 2007, the shares of common stock issuable to Mr. Asch and the other former stockholders of Twincraft they received or will receive pursuant to the acquisition.

Employment Agreement - Peter A. Asch. On January 23, 2007, in connection with the Twincraft acquisition, Twincraft, which is now a wholly-owned subsidiary of the Company, entered into an employment agreement with Mr. Asch, who will serve as president of Twincraft. This agreement is for a term of three years and provides for initial base compensation of $294,000 per year (subject to increase in the discretion of Langer’s Board of Directors), plus annual discretionary bonuses. The agreement also provides that Mr. Asch will receive a non-accountable expense allowance at the rate of $20,000 per year, payable monthly. In addition, under the employment agreement, Mr. Asch received a stock option award under Langer’s 2005 Stock Incentive Plan to purchase 200,000 shares of Langer’s common stock having an exercise price equal to $4.20 per share, of which (i) 66,666 vest on January 23, 2009; (ii) 66,666 vest on January 23, 2010; and (iii) 66,667 vest on January 23, 2011. The employment agreement contains a non-competition covenant and non-solicitation provisions (relating to Twincraft’s and Langer’s employees and customers) effective during the term of his employment and for one year after any termination of Mr. Asch’s employment for cause, voluntarily or due to death or disability and for the duration of any extended severance period of up to 12 months in the event of termination of employment without cause due to failure to renew or extend this employment agreement.

Lease Agreement - Winooski, Vermont. On January 23, 2007, in connection with the Twincraft acquisition, Twincraft entered into a lease agreement (the “Winooksi Lease”) with Asch Partnership, a Vermont general partnership, the principals of which are the father and uncle of Mr. Asch. Pursuant to the Winooski Lease, Twincraft will lease approximately 90,500 square feet of space in Winooski, Vermont, for use as a manufacturing facility. The Winooski Lease will run for seven years, commencing January 23, 2007 (the “Initial Term”) and is subject to an additional seven year term at Twincraft’s option (the “Extended Term”). Base rent during year one of initial term is $362,000 per annum and is subject to annual escalations up to $452,500 in year seven of the Initial Term. Additionally, Twincraft has an option to purchase the property covered by the Winooski Lease for $4,000,000 during the third through seventh years of the Initial Term, and at fair market value during the Extended Term. Twincraft is also responsible for payments to cover taxes and operating expenses relating to the Winooksi Lease.

Lease Agreement - Essex, Vermont. On January 23, 2007, in connection with the Twincraft acquisition, Twincraft entered into an amendment to its existing sublease agreement dated October 1, 2003 (the “Essex Lease”) with Asch Enterprises, LLC (“Asch Enterprises”), a Vermont limited liability company, the principal of which is Mr. Asch, president of Twincraft and a member of Langer’s Board of Directors. Pursuant to the Essex Lease, Twincraft will lease approximately 76,000 square feet in Essex, Vermont, for use as a warehouse facility. The term of the Essex Lease expires on October 1, 2010. Base rent during the term of the Essex Lease is $303,600 per annum. In the event Asch Enterprises exercises its option under the prime lease to purchase the property covered by the Essex Lease, Asch Enterprises will pay Twincraft 25% of the rent paid by Asch Enterprises to the over-landlord of the Essex Lease subsequent to the closing the Twincraft acquisition. Twincraft is also responsible for payments to cover taxes and operating expenses relating to the Essex Lease.

Restricted Stock Awards. Effective as of January 23, 2007, Langer entered into a restricted stock award agreement (the "RSA Agreements") with each of Warren B. Kanders (500,000 shares), Chairman of the Board of Directors of Langer and a holder of more than 10% of the outstanding common stock of Langer; W. Gray Hudkins (275,000 shares), President and Chief Executive Officer and a Director of Langer; Kathryn P. Kehoe (75,000 shares), Senior Vice President of Langer; Stephen M. Brecher (7,500 shares), a Director of Langer and Chairman of the Audit Committee; Burtt R. Ehrlich, (7,500 shares), a Director of Langer and Chairman of the Compensation Committee; Arthur Goldstein (7,500 shares), a Director of Langer; and Stuart P. Greenspon (7,500 shares), a Director of Langer. The foregoing persons have been awarded restricted shares in the amounts set forth above under the terms of Langer's 2005 Stock Incentive Plan. Under the terms of the RSA Agreements, the shares are not presently vested and will vest in the event of change of control of Langer or if and when Langer achieves earnings (excluding non-recurring events in the discretion of Langer's Board of Directors) before interest, taxes, depreciation and amortization ("EBITDA") of at least an aggregate of $10,000,000 in any four consecutive calendar quarters, as reflected in Langer 's Quarterly Reports on Form 10-Q or Annual Report on Form 10-K, as applicable, commencing with the quarter beginning January 1, 2007. In the event of a divestiture of a business unit of Langer, EBITDA for any such period of four quarters that includes the date of the divestiture shall be the greater of (i) the actual EBITDA for the relevant four quarters, and (ii) the net sum of (a) the actual EBITDA for the relevant four quarters, minus (b) EBITDA attributable to the divested portion of the business, plus (c) an amount equal to 20% of the purchase price paid to Langer in the divestiture. The shares may not be transferred for a period of 18 months following the vesting of the shares.

Review of Transactions with Related Persons. The transactions described above involving Mr. Asch were the result of arm's length negotiations which were closed prior to Mr. Asch's becoming a director, officer or stockholder of the Company. The transactions with respect to the 4% Convertible Subordinated Notes and 5% Convertible Subordinated Notes were private placements of unregistered convertible debt securities, and the rates and terms of the transactions were set by the Board of Directors based on its estimates of the rates and other terms that would enable the Company to raise the targeted amounts of funds. The Board consulted with an independent investment banker who acted as a placement agent in connection with the private placements. Mr. Kanders purchased less than 18% of the 4% Convertible Subordinated Notes and less than 7% of the 5% Convertible Subordinated Notes. The grant of the Restricted Stock Awards were reviewed and approved by the Compensation Committee of the Board of Directors in accordance with the terms of the 2005 Stock Incentive Plan and the charter of the Compensation Committee. The Consulting Agreement with Kanders & Company, Inc., was approved by the Board of Directors immediately prior to Mr. Kanders' joining the Board and was based upon a review of compensation paid by other public companies for the kinds of services to be rendered under the Consulting Agreement. The Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major shareholders are on terms that align the interests of the parties to such agreements with the interests of the Stockholders.

PROPOSAL 2

APPROVAL AND ADOPTION OF 2007 STOCK INCENTIVE PLAN

The Board believes that the Company’s prior stock incentive plans have been effective in attracting qualified executives, key employees, directors and consultants to the Company and its subsidiaries and in providing long-term incentives and rewards to those individuals responsible for the success of the Company. The Board further believes that the awards granted under the Company’s prior stock incentive plans have provided an incentive that aligns the economic interests of executives, key employees, directors and consultants with those of the Company's Stockholders. The Board continues to believe that it is in the Company's best interest to utilize these types of awards as an integral part of its compensation programs, and considers these programs to be key contributors to the ongoing success of the Company.

The Board of Directors believes that the adoption and approval of a new long-term stock incentive plan will facilitate the continued use of long-term equity-based incentives and rewards for the foreseeable future and is in the best interests of the Company. Accordingly, the Board of Directors approved, subject to the approval of the Company's Stockholders, the 2007 Stock Incentive Plan (the “2007 Stock Incentive Plan”). Stockholder approval of the 2007 Stock Incentive Plan is desired, among other reasons, to ensure the tax deductibility by the Company of awards under the 2007 Stock Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.

The material features of the 2007 Stock Incentive Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2007 Stock Incentive Plan, the full text of which is set forth as Appendix A to this proxy statement.

Administration

The 2007 Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors of the Company. All members of the Compensation Committee are non-employee directors of the Company. The Compensation Committee has the authority to determine, within the limits of the express provisions of the 2007 Stock Incentive Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. With respect to employees who are not subject to Section 16 of the Exchange Act, the Compensation Committee may delegate its authority under the 2007 Stock Incentive Plan to one or more officers or employees of the Company. To the extent not otherwise provided for under the Company's Certificate of Incorporation, as amended, and By-laws, as amended, members of the Compensation Committee are entitled to be indemnified by the Company with respect to claims relating to their actions in the administration of the 2007 Stock Incentive Plan, except in the case of willful misconduct. Subject to the provisions of the 2007 Stock Incentive Plan, any power, authority or discretion granted to the Compensation Committee may also be taken by the Board of Directors of the Company.

Types of Awards

Awards under the 2007 Stock Incentive Plan may include nonqualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted units and performance awards.

Stock Options. The Compensation Committee may grant to a participant incentive stock options, options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Compensation Committee. Incentive stock option grants shall be made in accordance with Section 422 of the Internal Revenue Code.

The exercise price for stock options will be determined by the Compensation Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Company's common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted.

Stock options must be exercised within a period fixed by the Compensation Committee that may not exceed seven years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five years. The 2007 Stock Incentive Plan provides for earlier termination of stock options upon the participant’s termination of employment, unless extended by the Compensation Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

At the Compensation Committee’s discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of the Company's common stock held by the participant for at least six months (or such other shares of common stock as the Compensation Committee may permit), a combination of cash and shares of stock or in any other form of consideration acceptable to the Compensation Committee (including one or more “cashless” exercise forms).

Stock Appreciation Rights. SARs may be granted by the Compensation Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. A SAR entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, multiplied by (ii) the number of shares of common stock with respect to which the SAR is exercised.

The exercise price of a SAR is determined by the Compensation Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a SAR, payment will be made in cash or shares of common stock, or a combination thereof, as determined by the Compensation Committee. The exercise price for a SAR will be determined by the Compensation Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Company's common stock on the date when the SAR is granted. SARs must be exercised within a period fixed by the Compensation Committee that may not exceed ten years from the date of grant.

Restricted Shares and Restricted Units. The Compensation Committee may award to a participant shares of common stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

The Compensation Committee also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted units”). The terms and conditions of restricted share and restricted unit awards are determined by the Compensation Committee.

For participants who are subject to Section 162(m) of the Internal Revenue Code, the performance targets described in the preceding two paragraphs may be established by the Compensation Committee, in its discretion, based on one or more of the following measures: revenue; net revenue; revenue growth; net revenue growth; EBITDA; adjusted EBITDA; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; and confidential business unit objectives (the “Performance Goals”).

The above terms shall have the same meaning as in the Company's financial statements, or if the terms are not used in the Company's financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable.

Performance Awards. The Compensation Committee may grant performance awards to participants under such terms and conditions as the Compensation Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock, stock units or a combination thereof, as determined by the Compensation Committee.

Award periods will be established at the discretion of the Compensation Committee. The performance targets will also be determined by the Compensation Committee. With respect to participants subject to Section 162(m) of the Internal Revenue Code, the applicable performance targets shall be established, in the Compensation Committee’s discretion, based on one or more of the Performance Goals described under the section titled “Restricted Shares and Restricted Units.” To the extent that a participant is not subject to Section 162(m) of the Internal Revenue Code, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Compensation Committee, at its discretion, may adjust the performance targets.

Eligibility and Limitation on Awards

The Compensation Committee may grant awards to any officer, employee, director, consultant, independent contractor or advisor of the Company or its affiliates. It is presently contemplated that approximately 560 persons will be eligible to receive awards. In any calendar year, no participant may receive awards for more than 500,000 shares of the Company’s common stock.

Awards Granted Under the 2007 Stock Incentive Plan

As of the date hereof, no specific awards have been granted or are contemplated under the 2007 Stock Incentive Plan. In addition, if the 2007 Stock Incentive Plan is approved by the Stockholders and certain performance targets are achieved by the Company, our executive officers would be entitled to the stock bonus awards issued under the 2007 Stock Incentive Plan as described under the heading “2007 Award” under Proposal No. 3 below regarding approval of the 2007 Annual Incentive Plan; provided, however, in the event the awards are issuable by the Company, it may in its discretion, determine to cash settle such awards by paying to the recipients of such awards cash in an amount equal to the value of such shares on the date they would have been issuable. As a result of the discretionary nature of the 2007 Stock Incentive Plan, it is not possible to state who the participants in the 2007 Stock Incentive Plan will be in the future or the number of options or other awards to be received by a person or group.

Shares Subject to the 2007 Stock Incentive Plan

If the Stockholders approve the 2007 Stock Incentive Plan, an aggregate of 2,000,000 shares of common stock would be reserved for issuance and available for awards under the 2007 Stock Incentive Plan, subject to an automatic annual increase equal to 4% of the total number of shares of the Company's common stock then outstanding (the “Annual Share Increase”). No more than 1,500,000 of the total shares of common stock available for issuance under the 2007 Stock Incentive Plan may be granted in the form of restricted shares, restricted units or performance awards, subject to an automatic annual increase, beginning with January in year 2008 and continuing through January in year 2017, equal to 75% of the total number of shares of the Company's common stock increased pursuant to the Annual Share Increase. Shares of common stock not actually issued (as a result, for example, of the lapse of an option) are available for subsequent additional grants. Shares surrendered to or withheld by the Company in payment or satisfaction of the exercise price of a stock option or tax withholding obligation with respect to an award may be the subject of a new award under the 2007 Stock Incentive Plan. Shares to be issued or purchased under the 2007 Stock Incentive Plan may be either authorized but unissued common stock or treasury shares. Shares issued with respect to awards assumed by the Company in connection with acquisitions do not count against the total number of shares available under the 2007 Stock Incentive Plan. Shares of common stock not actually issued (as a result, for example, of the lapse of an option) are available for additional grants. Shares surrendered to or withheld by the Company in payment or satisfaction of the exercise price of a stock option or tax withholding obligation with respect to an award may be the subject of a new award under the 2007 Stock Incentive Plan. Shares to be issued or purchased under the 2007 Stock Incentive Plan may be either authorized but unissued common stock or treasury shares. Shares issued with respect to awards assumed by the Company in connection with acquisitions do not count against the total number of shares available under the 2007 Stock Incentive Plan.

Anti-Dilution Protection

In the event of any changes in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Board of Directors is empowered to make such equitable adjustments with respect to awards or any provisions of the 2007 Stock Incentive Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of common stock subject to the 2007 Stock Incentive Plan, the number of shares of common stock subject to and the exercise price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

Amendment and Termination

The Board of Directors may at any time amend or terminate the 2007 Stock Incentive Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the 2007 Stock Incentive Plan without the consent of the recipient. No awards may be made under the 2007 Stock Incentive Plan after the tenth anniversary of its effective date. Certain provisions of the 2007 Stock Incentive Plan relating to performance-based awards under Section 162(m) of the Internal Revenue Code will expire on the fifth anniversary of the effective date.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and/or exercise of awards under the 2007 Stock Incentive Plan are as described below. The following information is only a summary of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options. The 2007 Stock Incentive Plan qualifies as an incentive stock option plan within the meaning of Section 422 of the Internal Revenue Code. A recipient who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the recipient disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to the recipient (the required statutory “holding period”), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. the Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes.

Nonqualified Stock Options. The recipient of a nonqualified stock option under the 2007 Stock Incentive Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. the Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

Stock Appreciation Rights. A recipient who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company's common stock from the date of grant of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

Restricted Shares. A recipient will not be taxed at the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such restricted shares to the recipient, elects under Section 83(b) of the Internal Revenue Code to include in income the fair market value of the restricted shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Units. A participant will normally not recognize taxable income upon an award of restricted units, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received and the Company will be entitled to a deduction in the same amount.

Performance Awards. Normally, a participant will not recognize taxable income upon the grant of performance awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount.

Effective Date

The 2007 Stock Incentive Plan shall be effective immediately on the date of its approval by the Stockholders of the Company. If not approved by the Stockholders, no awards will be made under the 2007 Stock Incentive Plan. Shares of common stock subject to outstanding awards granted under our existing stock incentive plans prior to the effective date of the 2007 Stock Incentive Plan will remain available for issuance under our existing stock incentive plans, and our existing stock incentive plans will remain in effect after the effective date of the 2007 Stock Incentive Plan to the extent necessary to administer such previously granted awards.

Vote Required

Approval of the 2007 Stock Incentive Plan will require the affirmative vote of at least a majority in voting interest of the Stockholders present in person or by proxy and voting at the Annual Meeting of Stockholders, assuming the presence of a quorum. If the Stockholders do not approve the 2007 Stock Incentive Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its Stockholders.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE 2007 STOCK INCENTIVE PLAN.

PROPOSAL 3

APPROVAL OF THE 2007 ANNUAL INCENTIVE PLAN

The Company’s Board of Directors has adopted the 2007 Annual Incentive Plan and is submitting the 2007 Annual Incentive Plan to the Stockholders for approval. The following summary of the 2007 Annual Incentive Plan is qualified in its entirety by reference to the complete text of the 2007 Annual Incentive Plan, which is attached to this Proxy Statement as Appendix B. The 2007 Annual Incentive Plan will become effective as of the date that it is approved by the Stockholders.

Section 162(m) of the Internal Revenue Code limits the tax deduction available to a public company (and its subsidiaries) for compensation paid to certain executive officers, unless the compensation qualifies as “performance based.” The Board of Directors believes that in light of Section 162(m) of the Internal Revenue Code, it is desirable to adopt an incentive bonus plan to provide for objective performance goals, and to submit the plan for stockholder approval. This will enable the awards paid to key executive employees of the Company and its subsidiaries under the 2007 Annual Incentive Plan to qualify as “performance based” compensation for purposes of Section 162(m) of the Internal Revenue Code, and thereby continue to be deductible by the Company without regard to the deduction limit otherwise imposed by Section 162(m) of the Internal Revenue Code.

Purpose. The purpose of the 2007 Annual Incentive Plan is to increase incentives for key employees to attain and maintain high standards of performance, to attract and retain employees of outstanding competence and ability, and to provide a means whereby these employees can contribute to the growth, profitability and increased shareholder value of the Company.

Administration. The Compensation Committee has been designated to administer the 2007 Annual Incentive Plan. The Compensation Committee will interpret the 2007 Annual Incentive Plan, prescribe, amend, and rescind rules relating to it, select eligible participants, and take all other actions necessary for its administration, which actions will be final and binding upon all participants. To the extent not otherwise provided for under the Company's Certificate of Incorporation and By-laws, members of the Committee are entitled to be indemnified by the Company with respect to claims relating to their actions in the administration of the 2007 Annual Incentive Plan, so long as such action is taken in good faith and within the scope of the Compensation Committee’s authority under the 2007 Annual Incentive Plan. In addition, the Compensation Committee may delegate its authority and responsibility under the 2007 Annual Incentive Plan to the full Board or to employees of the Company, subject to the requirements and limitations of Section 162(m) of the Internal Revenue Code.

Selection of Participants. For each calendar year or other applicable period chosen by the Compensation Committee for measuring performance with respect to an award under the 2007 Annual Incentive Plan (a “Performance Period”), the Compensation Committee will designate the participants who will be eligible to receive a bonus award under the 2007 Annual Incentive Plan for such period. Awards may be granted to key executive employees of the Company and its subsidiaries, including those employees who are deemed to qualify as “covered employees” as defined in Section 162(m) of the Internal Revenue Code (not more than 25 persons as of the date of this Proxy Statement). The Compensation Committee will make its determination of participants prior to the commencement of the Performance Period, or at such other time as permitted by Section 162(m) of the Internal Revenue Code.

Performance Objectives. For each Performance Period, the Compensation Committee will establish the applicable performance objectives prior to, or reasonably promptly following the commencement of, the Performance Period. With respect to any participant who is a covered employee for purposes of Section 162(m) of the Internal Revenue Code, the Compensation Committee will establish such performance objectives in writing no later than the first ninety (90) days of the Performance Period (or before expiration of 25% of the Performance Period if the Performance Period is less than one year), or at such other time as permitted by Section 162(m) of the Internal Revenue Code. The performance objectives selected will be relative or absolute measures of any one or more of the “Business Criteria” described below. The performance objectives will, subject to the required certification described below, state an objective method for computing the amount of the award payable to the participant upon attainment of the performance objectives. The formula will set the target level of performance required for the performance objectives to be attained.

A performance objective may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures.

Business Criteria. The business criteria for purposes of the 2007 Annual Incentive Plan are specified levels of one or more of the following: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); Adjusted EBITDA; Adjusted Business Unit EDITDA; EBITDA growth, Adjusted Business Unit EBITDA growth, and Adjusted EBITDA growth; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; successful completion of acquisitions; and confidential business unit objectives.

The above terms shall have the same meaning as in the Company's financial statements, or if the terms are not used in the Company's financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable.

Award Certification. Upon completion of the applicable Performance Period, the Compensation Committee will certify in writing prior to payment of the award that the performance objective has been attained and the award is payable. With respect to Compensation Committee certification, approved minutes of the meeting in which the certification is made will be treated as written certification.

Maximum Award Payable. With respect to awards to be settled in cash, a participant will not be granted awards in any calendar year that would allow the participant to earn a cash payment in excess of $1,000,000 in the aggregate. With respect to awards to be settled in stock, a participant will not be granted awards in any calendar year that would permit the participant in the aggregate to receive stock in excess of the applicable annual limit contained in the stock incentive plan from which the stock settling the award is to be issued.

Discretion to Adjust Awards. The Compensation Committee, in its sole and absolute discretion, may increase or reduce the amount of any award at any time and for any reason. With respect to any award to a participant who is a covered employee for purposes of Section 162(m) of the Internal Revenue Code, the Compensation Committee may only reduce or eliminate the amount of such award. In addition, the Compensation Committee may adjust performance objectives, the terms of awards or both, to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any merger of the Company into another corporation, any consolidation of the Company into another corporation, any separation of the Company (including a spinoff or the distribution of stock or property of the Company), any reorganization of the Company or a large, special and non-recurring dividend paid or distributed by the Company, (iii) any partial or complete liquidation of the Company, or (iv) a change in accounting or other relevant rules or regulations (but only to the extent such change occurs during the applicable period in which performance objectives may be established under Section 162(m) of the Internal Revenue Code as described above under "Performance Objectives"). However, any adjustment with respect to an award to a participant who is a covered employee for purposes of Section 162(m) of the Internal Revenue Code must be consistent with the deductibility of awards under Section 162(m) of the Internal Revenue Code and regulations thereunder. Notwithstanding the foregoing, the Compensation Committee may provide for payment of a full or partial award prior to completion of a Performance Period upon the occurrence of a “Change-of-Control Event” (as defined in the 2007 Annual Incentive Plan).

Payment of Awards. Awards will be paid to participants in lump sum cash payments as soon as administratively practicable after the completion of the Performance Period and after the Compensation Committee certifies that the awards are payable. The 2007 Annual Incentive Plan permits deferral of the receipt of awards to the extent permitted under another plan or arrangement provided by the Company and consistent with the deferred compensation requirements of Section 409A of the Internal Revenue Code.

Stockholder Approval. No award will be payable under the 2007 Annual Incentive Plan unless the 2007 Annual Incentive Plan is approved by the Stockholders in accordance with Section 162(m) of the Internal Revenue Code and regulations thereunder.

Amendment and Termination of the 2007 Annual Incentive Plan. The Company's Board of Directors may amend or terminate the 2007 Annual Incentive Plan at any time, except that that the Board may not amend the 2007 Annual Incentive Plan in any manner that (i) requires approval by Stockholders under applicable law, regulations or exchange rules without obtaining such approval, or (ii) substantially alters or impairs any award previously made under the 2007 Annual Incentive Plan, without the participant’s consent.

2007 Award. Under the 2007 Annual Incentive Plan, the Board of Directors may determine to make awards to specified executive officers of the Company based on a number of performance criteria including, but not limited to, adjusted EBITDA and stock price performance. If such performance criteria are achieved or exceeded, such executives will be entitled to receive cash awards, up to a maximum of $1,000,000 per individual per year, and shares of common stock not to exceed the limits under the 2005 Stock Incentive Plan, 2007 Stock Incentive Plan or other plan under which such shares are awarded. Except as may be set forth in specific employment agreements, the Board of Directors has the discretion to determine the amount of awards to be granted to such executives, within the parameters of the 2007 Annual Incentive Plan.

Vote Required

Approval of the 2007 Annual Incentive Plan will require the affirmative vote of at least a majority in voting interest of the Stockholders present in person or by proxy and voting at the Annual Meeting of Stockholders, assuming the presence of a quorum. If the Stockholders do not approve the 2007 Annual Incentive Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its Stockholders.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE 2007 ANNUAL INCENTIVE PLAN

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BDO Seidman, LLP has audited our financial statements for the years ended December 31, 2006 and 2005. The Board of Directors and the Audit Committee desire to continue the services of BDO Seidman, LLP for the year ending December 31, 2007. Accordingly, the Board of Directors recommends that the Stockholders ratify the appointment by the Board of Directors of the firm of BDO Seidman, LLP to audit our financial statements for the year ending December 31, 2007. Representatives of that firm are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the event the Stockholders do not ratify the appointment of BDO Seidman, LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

FORM 10-K

We will provide, without charge, to each Stockholder as of the Record Date, upon our receipt of a written request of the Stockholder, a copy of our Annual Report on Form 10-K and the amendment thereto for the year ended December 31, 2006, including the financial statements and schedules, as filed with the Commission. Stockholders should direct the written request to Langer, Inc., c/o the Secretary at 450 Commack Road, Deer Park, N.Y. 11729.

For the Board of Directors

Kathryn P. Kehoe, Assistant Secretary

Appendix A

Langer, Inc.
2007 Stock Incentive Plan

1.  PURPOSE. The purpose of the Langer, Inc. 2007 Stock Incentive Plan (the “Plan”) is to provide a means through which the Company and its Subsidiaries may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and promoting an identity of interest between Stockholders and these eligible persons.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and other stock-based awards, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 24.

2.  SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares. Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 2,000,000 Shares, subject to the automatic Share increase described in Section 2.2 below. Of the total Shares reserved for issuance under the Plan, no more than 1,500,000 shares of Common Stock may be issued under the Plan as Awards under Sections 6 (Restricted Stock) and 7 (Performance and Other Stock-Based Awards) of the Plan, subject to the automatic Share increase described in Section 2.3 below. Shares that have been (a) reserved for issuance under options that have expired or otherwise terminated without issuance of the underlying Shares, (b) reserved for issuance or issued under an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Shares being issued, shall be available for issuance. In the event of the exercise of SARs, whether or not granted in tandem with options, only the number of shares of Common Stock actually issued in payment of such SARs shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder, and any Common Stock subject to tandem options, or portions thereof, which have been surrendered in connection with any such exercise of SARs shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. The Shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company. Subject to adjustment in accordance with Section 18.4, in any calendar year, no Participant shall be granted Awards in respect of more than 500,000 shares of Common Stock (whether through grants of options or SARs or other Awards of Common Stock or rights with respect thereto).

2.2 Annual Increases. The number of Shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January of each year, beginning with January in year 2008 and continuing through January in year 2017, by a number of Shares equal to four percent (4.0%) of the total number of Shares of Common Stock outstanding on the last trading day in the immediately preceding December.

2.3 Award Limitation. The number of Shares of Common Stock that may be issued under the Plan as Awards under Sections 6 (Restricted Stock) and 7 (Performance and Other Stock-Based Awards) of the Plan shall automatically increase on the first trading day of January of each year, beginning with January in year 2008 and continuing through January in year 2017, by a number of Shares equal to seventy-five percent (75%) of the total number of Shares increased pursuant to Section 2.2.

3.  ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or Subsidiary of the Company.

4.  ADMINISTRATION.

4.1 Committee Authority. This Plan will be administered by the Committee. Any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a)  select persons to receive Awards;

(b)  determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards, including whether any particular Award shall be settled in cash or in stock;

(c)  determine the vesting, exerciseability and payment of Awards;

(d)  correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(e)  determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

(f)  prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(g)  make all factual determinations with respect to, and otherwise construe and interpret, this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(h)  grant waivers of Plan or Award conditions;

(i)  determine whether an Award has been earned;

(j)  accelerate the vesting of any Award; and

(k)  make all other determinations necessary or advisable for the administration of this Plan.

The Committee’s interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

4.2 Committee Discretion; Board Power. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee and any delegation by the Committee to designated officers or employees shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable. Notwithstanding any other provision of the Plan, if the Committee deems it to be in the best interest of the Company, the Committee retains the discretion to make such Awards under the Plan that may not comply with the requirements of Section 16(b) of the Exchange Act, Section 162(m) of the Code, or any other relevant statute or regulation.

5. STOCK OPTIONS. The Committee may grant Options to eligible persons and will determine whether such options will be intended to be “Incentive Stock Options” within the meaning of Section 422 of the Code or any successor section thereof (“ISOs”) or nonqualified stock options (options not intended to qualify as incentive stock options) (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the option, the period during which the option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement (“Stock Option Agreement”), which will expressly identify the Option as an ISO or NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Exercise Period. Options may be exercisable to the extent vested within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of ten (10) years from the date the option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.3 Exercise Price. The Exercise Price of an option will be determined by the Committee when the option is granted and must equal or exceed Fair Market Value of the Shares on the date of grant; provided that: the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. In addition, the Exercise Price may (i) be subject to a limit on the economic value that may be realized by a Participant from an option or SAR, or otherwise (ii) vary from the original purchase price, provided that such variable purchase price can never be less than the Fair Market Value of the shares of Common Stock subject to such option or SAR, determined as of the date of grant.

5.4 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.5 Method of Exercise. Options may be exercised by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved from time to time by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

5.6 Termination. Unless otherwise expressly provided in an Award Agreement or otherwise determined by the Committee, exercise of an option will always be subject to the following:

a.  If the Participant is Terminated for any reason (including voluntary Termination) other than death or Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such options have vested in accordance with the applicable Award Agreement and would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a NQSO), but in any event, no later than the expiration date of the Options.

b.  If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then Participant’s Options may be exercised only to the extent that such options have vested in accordance with the applicable Award Agreement and would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

c.  If a Participant is terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant's service is terminated.

d.  If the Participant is not an employee or a director, the Award Agreement shall specify treatment of the Award upon Termination.

5.7 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or Subsidiary of the Company) will not exceed $100,000 or such other amount as may be required by the Code. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that, except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written consent of a Participant, (i) impair any of such Participant’s rights under any option previously granted and (ii) except as provided for in Section 18 of the Plan, options issued hereunder will not be repriced, replaced or regranted through cancellation or by lowering the Exercise Price of a previously granted Award without prior approval of the Company’s Stockholders. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

5.9 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an option, provided that such minimum number will not prevent Participant from exercising the option for the full number of Shares for which it is then exercisable.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

5.11 Lapsed Grants. Notwithstanding anything in the Plan to the contrary, the Company may, in its sole discretion, allow the exercise of a lapsed grant if the Company determines that: (i) the lapse was solely the result of the Company’s inability to timely execute the exercise of an option award prior to its lapse, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

5.12 Stock Appreciation Rights (SARs). In addition to the grant of options, as set forth above, the Committee may also grant SARs to any person eligible to be a Participant, which grant shall consist of a right that is the economic equivalent, and in all other regards is identical to a stock option that is permitted to be granted under the Plan, except that on the exercise of such SAR, the Participant shall receive shares of Common Stock having a Fair Market Value that is equal to the Fair Market Value of the shares of Common Stock that would be subject to such an option, reduced by the amount that would be required to be paid by the Participant as the purchase price on exercise of such option. A grant of a SAR shall be documented by means of an Award Agreement (a “SAR Agreement”) containing the relevant terms and conditions of such grant. The Exercise Price for a SAR shall be subject to the same requirements as Options under Section 5.3, and no SAR may be exercisable after the expiration of ten (10) years from the date the SAR is granted. For purposes of the limitation on the number of shares of Common Stock that may be subject to Stock Options granted to any employee during any one calendar year, and for purposes of the aggregate limitation on the number of shares of Common Stock that may be subject to grants under the Plan, SARs shall be treated in the same manner as options would be treated.

6. RESTRICTED STOCK.

6.1. Restricted Stock Awards. The Committee may grant to any Participant an Award of Common Stock in such number of shares, and on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish. If the Committee determines to make performance-based Awards of restricted Shares under this Section 6 to “covered employees” (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in Section 24. The terms of any Restricted Stock Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

6.2 Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Stock Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Section 6 shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of restricted Shares, the share certificates representing such restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 6.5, one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 6.5, free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

6.3 Shareholder Rights. Beginning on the Date of Grant of the Restricted Stock Award and subject to execution of the Award Agreement as provided in Section 6.2, the Participant shall become a shareholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such restricted Shares and held or restricted as provided in Section 6.2.

6.4 Restriction on Transferability. None of the restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

6.5 Delivery of Shares Upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 6.7, the restrictions applicable to the restricted Shares shall lapse. As promptly as administratively feasible thereafter, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

6.6 Forfeiture of Restricted Shares. Subject to Sections 6.7, all restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

6.7 Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 6 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the restricted Shares) as the Committee shall deem appropriate.

6.8 Restricted Stock Unit Awards. Without limiting the generality of the foregoing provisions of this Section 6, and subject to such terms, limitations and restrictions as the Committee may impose, Participants designated by the Committee may receive Awards of Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the Participant and/or the achievement of performance or other objectives. If the Committee determines to make performance-based Awards of Restricted Stock Units under this Section 6.8 to “covered employees” (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in Section 24. Restricted Stock Unit Awards shall be subject to the restrictions, terms and conditions contained in the Plan and the applicable Award Agreements entered into by the appropriate Participants. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a Stockholder of the Company with respect to the shares of Common Stock covered by such Restricted Stock Unit Award. Upon the lapse or release of all restrictions with respect to a Restricted Stock Unit Award or at a later date if distribution has been deferred, one or more share certificates, registered in the name of the Participant, for an appropriate number of shares, free of any restrictions set forth in the Plan and the related Award Agreement shall be delivered to the Participant. A Participant’s Restricted Stock Unit Award shall not be contingent on any payment by or consideration from the Participant other than the rendering of services. Notwithstanding anything contained in this Section 6.8 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Stock Units) as the Committee shall deem appropriate.

7. PERFORMANCE AND OTHER STOCK-BASED AWARDS.

7.1 Performance Awards.

(a) Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Performance Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during a Performance Period. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after a Performance Period has commenced.

(b) Performance Targets. The performance targets may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in Section 24. The performance targets established by the Committee may vary for different Performance Periods and need not be the same for each Participant receiving a Performance Award in a Performance Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Performance Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

(c) Earning Performance Awards. The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d) Payment of Earned Performance Awards. Payments of earned Performance Awards shall be made in cash, Common Stock or Stock Units, or a combination of cash, Common Stock and Stock Units, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

(e) Termination of Service. In the event of a Participant’s Termination during a Performance Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

7.2. Grant of Other Stock-Based Awards. Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

7.3. Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to Section 7.2 shall be subject to the following:

(a) Any Common Stock subject to Awards made under Section 7.2 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

(b) If specified by the Committee in the Award Agreement, the recipient of an Award under Section 7.2 shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

(c) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of the Participant’s Termination prior to the exercise, realization or payment of such Award, whether such termination occurs because of retirement, Disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

8. PAYMENT FOR SHARE PURCHASES.

8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee or where expressly indicated in the Participant’s Award Agreement and where permitted by law:

a. by cancellation of indebtedness of the Company to the Participant;

b. by surrender of shares (or by delivering a certification or attestation of ownership of such shares) that either: (1) have been owned by Participant for any period required by the Company and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

c. by tender of a promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under the Code;

d. by waiver of compensation due or accrued to the Participant for services rendered;

e. with respect only to purchases upon exercise of an option, and provided that a public market for the Company’s stock exists:

(1)  through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2)  through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

f. by any combination of the foregoing or other methods authorized by the Committee.

At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an Option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership.

8.2 Loan Guarantees. Except as prohibited by law or regulation, the Committee may authorize a guarantee by the Company of a third-party loan to the Participant for the purpose of purchasing Shares awarded under this Plan.

9. WITHHOLDING TAXES

9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

9.2 Stock Withholding. When, under applicable law, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

10. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a Stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a Stockholder and have all the rights of a Stockholder with respect to such Shares, including the right to vote and receive all dividends or, other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price pursuant to Section 12.

11. TRANSFERABILITY.

11.1 Non-Transferability of Options. No Option granted under the Plan shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and such option right shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may set forth in an Award Agreement at the time of grant or thereafter, that the Options (other than Incentive Stock Options) may be transferred to members of the Participant’s immediate family, to trusts solely for the benefit of such immediate family members and to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members, as the case may be. For this purpose, immediate family means the Participant’s spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of options made under this provision will not be effective until notice of such transfer is delivered to the Company.

11.2 Rights of Transferee. Notwithstanding anything to the contrary herein, if an option has been transferred in accordance with Section 11.1 above, the option shall be exercisable solely by the transferee. The option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the Participant or Participant’s estate would have been entitled to exercise it if the Participant had not transferred the Option. In the event of the death of the Participant prior to the expiration of the right to exercise the transferred option, the period during which the option shall be exercisable will terminate on the date 12 months following the date of the Participant’s death. In no event will the option be exercisable after the expiration of the exercise period set forth in the Award Agreement. The Option shall be subject to such other rules relating to transferees as the Committee shall determine.

12.  RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant’s Termination at any time within three (3) months after the later of Participant’s Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Exercise Price or Purchase Price, as the case may be.

13.  CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions, consistent with the terms of the Awards, as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14.  ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

15.  EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16.	SECURITIES LAW AND OTHER STATUTORY AND REGULATORY COMPLIANCE.

16.1 Securities Law. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

16.2 Section 409A. This Plan and all Awards hereunder shall be interpreted in such manner as to comply with the requirements of Section 409A of the Code, its regulations and other guidance thereunder.

17.  NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary of the Company or limit in any way the right of the Company or any Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

18.  CORPORATE TRANSACTIONS.

18.1 Assumption or Replacement of Awards by Successor. If a Change-of-Control Event occurs:

(i)	the successor company in any Change-of-Control Event may, if approved in writing by the Committee prior to any Change-of-Control Event:

(1)
substitute equivalent options or Awards or provide substantially similar consideration to Participants as was provided to Stockholders (after taking into account the existing provisions of the Awards), or

(2)
issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or substantially similar other securities or substantially similar other property subject to repurchase restrictions no less favorable to the Participant.

(ii)
Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Committee.

18.2 Other Treatment of Awards. Subject to any rights and limitations set forth in Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event.

18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

18.4 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the Stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

19.  ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that this Plan is approved by the Stockholders of the Company, consistent with applicable laws (the “Effective Date”).

20.  TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board. The expiration of the Plan, however, shall not affect the rights of Participants under Options theretofore granted to them, and all unexpired options and Awards shall continue in force and operation after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.

21.  AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, (i) without the approval of the Stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires such Stockholder approval, or (ii) without the written consent of the Participant substantially alter or impair any Option or Award previously granted under the Plan. Notwithstanding the foregoing, if an option has been transferred in accordance with the terms of this Plan, written consent of the transferee (and not the Participant) shall be necessary to substantially alter or impair any option or Award previously granted under the Plan.

22.  EFFECT OF SECTION 162(m) OF THE CODE. The Plan, and all Awards designated by the Committee as “performance-based compensation” for purposes of Section 162(m) of the Code are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to certain executives in excess of $1 million per year. The Committee may, without Stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act or in accordance with applicable market or exchange requirements), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any Stockholder approval required under Section 162(m) of the Code has been obtained. Notwithstanding the foregoing, if the Committee deems it to be in the best interest of the Company, the Committee retains the discretion to make such Awards under the Plan that may not comply with the requirements of Section 162(m) of the Code.

23. GENERAL.

23.1 Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions which restrict a Participant’s ability to sell Shares for a period of time under certain circumstances, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement. In addition, the Committee may, in its discretion, provide in an Award Agreement that, in the event that the Participant engages, within a specified period after termination of employment, in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the Participant will forfeit all rights under any Options that remain outstanding as of the time of such act and will return to the Company an amount of shares with a Fair Market Value (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of any Option that occurred within a specified time period.

23.2. Claim to Awards and Employment Rights. Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.

23.3. Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation accepted by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless accepted by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be the Participant's spouse or, if the Participant is unmarried at the time of death, the Participant's estate.

23.4. Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person’s spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

23.5. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on such member's behalf in such member's capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

23.6. Governing Law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

23.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

23.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

23.9. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

23.10. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

23.11. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

23.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

23.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

23.14 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the Stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23.15 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to employees who are employed outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

24. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

"Adjusted Business Unit EBITDA" means, for any period, for the selected business unit, an amount equal to the sum of (without duplication) (a) Net Income, (b) Net Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in tax expense deducted in determining such Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Net Income, (e) the amount of integration expenses (as identified on the business unit's profit and loss statements) incurred during such period, (f) other non-recurring expenses incurred during such period, (g) any related party charges, (h) any items included in "net other expenses" as listed on the business unit's income statement, (i) all participating executives' bonuses that are paid out under the Plan and any performance awards paid under the Langer, Inc. 2007 Stock Incentive Plan, and (j) any adjustments that appear on the business unit's computation of pro forma earnings as publicly announced by the Company; and, except with regard to item (j) above, all determined in accordance with GAAP. Adjusted Business Unit EBITDA will also be calculated without reference to any discontinued operations.

"Adjusted EBITDA" means, for any period, for the Company and its subsidiaries, an amount equal to the sum of (without duplication) (a) Consolidated Net Income, (b) Consolidated Net Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in tax expense deducted in determining such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) the amount of integration expenses (as identified on Company's profit and loss statements) incurred during such period, (f) other non-recurring expenses incurred during such period, (g) any items (other than gains or losses on put options on Company stock) included in "net other expenses" as listed on the Company's consolidated income statement, (h) any related party charges, (i) all participating executives' bonuses that are paid out under the Langer, Inc. 2007 Annual Incentive Plan and any performance awards paid under the Langer, Inc. 2007 Stock Incentive Plan, and (j) any adjustments that appear on the Company's computation of pro forma earnings as publicly announced by the Company; all determined on a consolidated basis and except with regard to item (j) above, in accordance with GAAP. Adjusted EBITDA will also be calculated without reference to any discontinued operations.

“Affiliate” means any entity in which the Company has an ownership interest of at least 20%.

“Award” means any award under this Plan, including any Option, Restricted Stock, Performance Award or other stock-based Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means the Company, a Subsidiary or Affiliate having cause to terminate a Participant’s employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee’s determination that the Participant has engaged or is about to engage in conduct materially injurious to the company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

“Change-of-Control Event” means the occurrence of any one or more of the following events: (i) there shall have been a change in a majority of the Board of Directors of the Company within a one (1) year period, unless the appointment of a director or the nomination for election by the Company’s Stockholders of each new director was approved by the vote of a majority of the directors then still in office who were in office at the beginning of such one (1) year period, or (ii) the Company shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited.

“Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

“Common Stock” means the outstanding common stock, par value $0.0001 per share, of the Company, or any other class of securities into which substantially all the Common Stock is converted or for which substantially all the Common Stock is exchanged.

“Committee” means the Compensation Committee, the Stock Option Committee or such other committee appointed by the Board consisting solely of two or more Outside Directors or the Board.

“Company” means Langer, Inc., a Delaware corporation, or any successor corporation.

"Consolidated Net Income" means, for any period, for the Company and its subsidiaries, the net income of the Company and its subsidiaries from continuing operations without giving effect to extraordinary net gains or extraordinary net losses, all determined on a consolidated basis in accordance with GAAP, and consistent with past practices.

"Consolidated Net Interest Charges" means, for any period, for the Company and its subsidiaries, the sum of, without duplication, (a) all interest, premium payments, commissions, fees, charges and related expenses (and interest income) of the Company and its subsidiaries in connection with indebtedness (including capitalized interest) or bank accounts, money market accounts and investment accounts, or financing leases and notes receivable, or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Company and its subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Disability” or “Disabled” means a disability, whether temporary or permanent, partial or total, as determined in good faith by the Committee. Where relevant, the Committee shall apply a definition that complies with one set forth in Section 409A of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

a.
if such Common Stock is publicly traded and is then listed on a national securities exchange or quoted on a national automated quotation system, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

b.
if such Common Stock is publicly traded and is then quoted on the NASDAQ Global Market, its closing price on the NASDAQ Global Market on the date of determination as reported in The Wall Street Journal, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

c.
if such Common Stock is publicly traded but is not quoted on the NASDAQ National market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or, if not reported in The Wall Street Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

d.
if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

“GAAP” means generally accepted accounting principles in the United States.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“NASD Dealer” has the meaning set forth in section 8(e).

"Net Income" means, for any period, for the selected business unit, the net income of the business unit from continuing operations without giving effect to extraordinary net gains or extraordinary net losses, all determined in accordance with GAAP, and consistent with past practices.

"Net Interest Charges" means, for any period, for the selected business unit, the sum of, without duplication, (a) all interest, premium payments, commissions, fees, charges and related expenses (and interest income) of the business unit in connection with indebtedness (including capitalized interest) or bank accounts, money market accounts and investment accounts, or financing leases and notes receivable, or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the business with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“NQSOs” has the meaning set forth in Section 5.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Outside Director” means a person who is both (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

“Participant” means a person who receives an Award under this Plan.

“Performance Award” means an Award of Shares, or cash in lieu of Shares, pursuant to Section 7.

“Performance Factors” means the factors selected by the Committee from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); Adjusted EBITDA; Adjusted Business Unit EBITDA, EBITDA growth, Adjusted EBITDA growth and Adjusted Business Unit EBITDA growth; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; successful completion of acquisitions; and confidential business unit objectives. A Performance Factor may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a company-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. Unless otherwise determined by the Company by no later than the earlier of the date that is ninety (90) days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed, the Performance Factors will be determined by not accounting for a change in GAAP during a Performance Period

“Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Performance Awards.

“Plan” means the Langer 2007 Stock Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 6.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 18, and any successor security.

“Stock Unit” means an Award giving the right to receive Shares granted under either Section 6.8 or Section 7 of the Plan.

“Subsidiary” means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

“Ten Percent Stockholder” has the meaning set forth in Section 5.2.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

Certification

The undersigned, being the Secretary or an Assistant Secretary of Langer, Inc., a Delaware corporation, hereby certifies that the foregoing is a true and complete copy of Langer, Inc. 2007 Stock Incentive Plan, as duly adopted by the Board of Directors of the Company on May 10, 2007, and approved by the Stockholders of the Company on ______ __, 2007, and that such plan is in full force and effect on the date hereof, without amendment or modification.

Langer, Inc.

By:
Name:
Title:

Appendix B

LANGER, INC.
2007 ANNUAL INCENTIVE PLAN

1.  Purpose. The purpose of the Langer, Inc. 2007 Annual Incentive Plan (the “Plan”) is to provide a means through which the Company and its Subsidiaries and Affiliates may provide incentives to attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby these individuals can contribute to the growth, profitability and increased shareholder value of the Company. This Plan supersedes and replaces any annual incentive plan previously adopted by the Company.

2.  Eligibility. Awards may be granted to key executive employees of the Company or any Affiliate or Subsidiary of the Company.

3.  Administration.

3.1 Committee Authority. This Plan will be administered by the Committee. Except as otherwise provided in Section 3.2, any power, authority or discretion granted to the Committee may also be exercised by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a)  select persons to receive Awards;

(b)  determine the type, terms and conditions of, and all matters relating to, Awards;

(c)  correct any defect, supply any omission or reconcile any inconsistency in this Plan and any Award;

(d)  determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

(e)  prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(f)  make all factual determinations with respect to, and otherwise construe and interpret, this Plan, any Award and any other document executed pursuant to this Plan;

(g)  determine whether an Award has been earned; and

(h)  make all other determinations necessary or advisable for the administration of this Plan.

The Committee’s interpretation of this Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to this Plan will be final, binding, and conclusive on all parties unless otherwise determined by the Board.

3.2  Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate its responsibility with respect to the administration of this Plan to one or more officers of the Company, to one or more members of the Committee or to one or more members of the Board; provided, however, that the Committee may not delegate its responsibility (i) to make Awards to officers of the Company; (ii) to make Awards which are intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code; or (iii) to certify the satisfaction of Performance Objectives pursuant to Section 4.6 in accordance with Section 162(m) of the Code. The Committee may also appoint agents to assist in the day-to-day administration of the Plan and may delegate the authority to execute documents under the Plan to one or more members of the Committee or to one or more officers of the Company. References herein to the Committee will be deemed to include the Board or any other party to whom the Committee has delegated its authority or responsibility under the Plan, unless the context clearly indicates otherwise.

4.  Awards.

4.1 Types of Awards. The Committee has the authority and discretion to grant Awards to Participants consistent with and subject to the provisions of the Plan.

4.2 Form of Award. An Award will represent the conditional right of the Participant to receive cash or other property based upon achievement of one or more pre-established Performance Objectives during a Performance Period, subject to the terms of this Article 4 and the other applicable terms of this Plan. Awards will be subject to such conditions, including deferral of settlement, risks of forfeiture, restrictions on transferability and other terms and conditions as will be specified by the Committee at the time of or following the grant of such Award.

4.3 Performance Objectives. The Committee will establish the Performance Objective for each Award, consisting of one or more business criteria permitted as Performance Goals hereunder, one or more levels of performance with respect to each such criteria, and the amount or amounts payable or other rights that the Participant will be entitled to upon achievement of such levels of performance. The Performance Objective will be established by the Committee prior to, or reasonably promptly following the inception of, a Performance Period, but, with respect to any Award to a Participant who is a Covered Employee, by no later than the earlier of the date that is ninety (90) days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed.

4.4 Additional Provisions Applicable to Awards. More than one Performance Goal may be incorporated in a Performance Objective, in which case achievement with respect to each Performance Goal may be assessed individually or in combination with each other. The Committee may, in connection with the establishment of Performance Objectives for a Performance Period, establish a matrix setting forth the relationship between performance on two or more Performance Goals and the amount of the Award payable for that Performance Period. The level or levels of performance specified with respect to a Performance Goal may be established in absolute terms as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Committee may determine. With respect to any Award to a Participant who is a Covered Employee, Performance Objectives will be objective and will otherwise meet the requirements of Section 162(m) of the Code. Performance Objectives may differ for Awards granted to any one Participant or to different Participants.

4.5 Duration of the Performance Period. The Committee will establish the duration of each Performance Period at the time that it sets the Performance Objectives applicable to that Performance Period. The Committee will be authorized to permit overlapping or consecutive Performance Periods.

4.6 Certification. Following the completion of each Performance Period, the Committee will certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the Performance Objective and other material terms for paying amounts in respect of each Award related to that Performance Period have been achieved or met. Unless the Committee determines otherwise, Awards will not be settled until the Committee has made the certification specified under this Section 4.6.

4.7 Adjustment. The Committee in its sole discretion has the authority to increase or reduce the amount payable with respect to an Award at any time and for any reason. Notwithstanding the foregoing, with respect to an Award to a Participant who is a Covered Employee, the Committee may only reduce or eliminate the amount of such Award and may do so for any reason, including, without limitation, changes in the position or duties of the Participant with the Company during or after a Performance Period, whether due to any termination of employment (including death, Disability, retirement, voluntary termination or termination with or without Cause) or otherwise (and no such reduction or elimination of an Award to one Participant will result in an increase in the amount of any other Participant’s Award). In addition, to the extent necessary to preserve the intended economic effects of the Plan to the Company and the Participants, the Committee will adjust Performance Objectives, the Awards or both to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any merger of the Company, Affiliate or Subsidiary into another corporation, any consolidation of the Company, Affiliate or Subsidiary into another corporation, any separation of the Company, Affiliate or Subsidiary (including a spinoff or the distribution of stock or property of the Company, Affiliate or Subsidiary), any reorganization of the Company, Affiliate or Subsidiary or a large, special and non-recurring dividend paid or distributed by the Company (whether or not such reorganization comes within the definition of Section 368 of the Code), (iii) any partial or complete liquidation of the Company, Affiliate or Subsidiary or (iv) a change in accounting or other relevant rules or regulations (any adjustment pursuant to this clause (iv) will be subject to the timing requirements of the last sentence of the definition of “Performance Goals”); provided, however, that with respect to any Participant who is a Covered Employee, no adjustment hereunder will be authorized or made if and to the extent that the Committee determines that such authorization or the making of such adjustment would cause the Award to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

4.8 Timing of Payment. Except as provided below, any amounts payable in respect of Awards for a Performance Period will generally be paid as soon as practicable following the determination in respect thereof made pursuant to Section 4.6.

4.9 Deferral of Payments. Subject to such terms, conditions and administrative guidelines as set forth in the relevant deferred compensation plan document, a Participant or the Company will have the right to elect to defer receipt of part or all of any payment due with respect to an Award, provided that such deferral does not cause the Award to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code. Further, any such deferral of an Award will be administered in compliance with Section 409A of the Code, and the regulations thereunder.

4.10 Maximum Amount Payable Per Participant. With respect to Awards to be settled in cash, a Participant will not be granted awards in any calendar year that would allow the Participant to earn a cash payment in excess of $1,000,000 in the aggregate. Awards of options, restricted stock, performance awards or other stock-based awards, whether settled in cash or stock, shall be subject to the applicable annual limit contained in the stock incentive plan from which the stock settling the award is to be issued.

4.11 Change-of-Control. Unless the Committee has established the effect of a Change-of-Control Event on a particular Award at the time such Award was made, or a Participant’s employment agreement (or similar document) provides for treatment of any outstanding Award (or similar term) in the event of a Change-of-Control Event, the Committee will, in the event of a Change-of-Control Event, (i) determine the extent to which the Performance Objectives with respect to any incomplete Performance Periods applicable to Awards under this Article 4 in effect on the date of the Change-of-Control Event have been met based on such audited or unaudited financial information then available as it deems necessary, and (ii) cause to be paid to each Participant partial or full Awards with respect to the Performance Periods based on the Committee’s determination of the degree of attainment of the Performance Objectives.

4.12 Termination of Employment. Notwithstanding anything in this Plan, an Award or other document to the contrary, a Participant must be employed on the payment date to receive payment under an Award. A Participant whose employment terminated prior to payment will forfeit any earned but unpaid Award.

5. Withholding Taxes. The Company is authorized to withhold amounts of withholding and other taxes due in connection with any transaction involving an Award from any Award granted or from any other payment to a Participant, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority will include authority for the Company to withhold or receive other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

6. No Obligation to Employ. Nothing in this Plan or any Award made under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary of the Company or limit in any way the right of the Company or any Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.

7. Adoption And Stockholder Approval. This Plan will become effective on the date that this Plan is approved by the Stockholders of the Company, consistent with applicable laws (the “Effective Date”).

8. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect; provided, however, that the Board will not, (i) without the approval of the Stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires be approved by Stockholders, or (ii) without the written consent of the affected Participant, substantially alter or impair any Award previously made under the Plan.

9. Effect of Section 162(m) of the Code. This Plan and Awards granted hereunder to Participants who qualify as Covered Employees for purposes of Section 162(m) of the Code are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to certain executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27 as in effect on the effective date of this Plan. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act or in accordance with applicable market or exchange requirements), amend this Plan retroactively and/or prospectively to the extent it determines necessary to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s Federal income tax deduction for compensation paid pursuant to this Plan.

10. General.

10.1. Claim to Awards and Employment Rights. Unless otherwise expressly agreed in writing by the Company, no employee or other person will have any claim or right to be granted an Award under the Plan or, having been selected for the an Award, to be selected for any other Award.

10.2. Designation and Change of Beneficiary. Each Participant will file with the Committee a written designation of one or more persons as the beneficiary who will be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee will be controlling; provided, however, that no designation, or change or revocation thereof, will be effective unless received by the Committee prior to the Participant’s death, and in no event will it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary will be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

10.3. Payments to Persons Other Than Participants. If the Committee will find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person’s spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment will be a complete discharge of the liability of the Committee and the Company therefor.

10.4. No Liability of Committee Members. No member of the Committee will be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company will indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of this Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board will be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

10.5. Governing Law. The Plan and all agreements hereunder will be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

10.6. Funding. No provision of this Plan will require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor will the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants will have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they will have the same rights as other employees under general law.

10.7. Reliance on Reports. Each member of the Committee and each member of the Board will be fully justified in relying, acting or failing or refusing to act, and will not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with this Plan by any person or persons other than himself.

10.8. Relationship to Other Benefits. No payment under this Plan will be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

10.9. Expenses. The expenses of administering this Plan will be borne by the Company and its Subsidiaries and Affiliates.

10.10. Pronouns. Masculine pronouns and other words of masculine gender will refer to both men and women.

10.11. Titles and Headings. The titles and headings of the Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, will control.

10.12 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the Stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

11.	Definitions.

As used in this Plan, the following terms will have the following meanings:

"Adjusted Business Unit EBITDA" means, for any period, for the selected business unit, an amount equal to the sum of (without duplication) (a) Net Income, (b) Net Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in tax expense deducted in determining such Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Net Income, (e) the amount of integration expenses (as identified on the business unit's profit and loss statements) incurred during such period, (f) other non-recurring expenses incurred during such period, (g) any items included in "net other expenses" as listed on the business unit's income statement, (h) any related party charges; (i) all participating executives' bonuses that are paid out under the Plan and any performance awards paid under the Langer, Inc. 2007 Stock Incentive Plan, and (j) any adjustments that appear on the business unit's computation of pro forma earnings as publicly announced by the Company; except with regard to item (j) above, all determined in accordance with GAAP. Adjusted Business Unit EBITDA will also be calculated without reference to any discontinued operations.

"Adjusted EBITDA" means, for any period, for the Company and its subsidiaries, an amount equal to the sum of (without duplication) (a) Consolidated Net Income, (b) Consolidated Net Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in tax expense deducted in determining such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) the amount of integration expenses (as identified on Company's profit and loss statements) incurred during such period, (f) other non-recurring expenses incurred during such period, (g) any items (other than gains or losses on put options on Company stock) included in "net other expenses" as listed on the Company's consolidated income statement, (h) any related party charges, (i) all participating executives' bonuses that are paid out under the Langer, Inc. 2007 Annual Incentive Plan and any performance awards paid under the Langer, Inc. 2007 Stock Incentive Plan, and (j) any adjustments that appear on the Company's computation of pro forma earnings as publicly announced by the Company; all determined on a consolidated basis and except with regard to item (j) above, in accordance with GAAP. Adjusted EBITDA will also be calculated without reference to any discontinued operations.

“Affiliate” means any entity in which the Company has an ownership interest of at least 20%.

“Award” means the right of a Participant to receive cash or other property following the completion of a Performance Period based upon performance in respect of one or more of the Performance Goals during such Performance Period as specified in Article 4.

“Board” means the Board of Directors of the Company.

“Cause” means the Company, a Subsidiary or Affiliate having cause to terminate a Participant’s employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee’s determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

“Change-of-Control Event” means the occurrence of any one or more of the following events: (i) there will have been a change in a majority of the Board within a one (1) year period, unless the appointment of a director or the nomination for election by the Company’s Stockholders of each new director was approved by the vote of a majority of the directors then still in office who were in office at the beginning of such one (1) year period, or (ii) the Company will have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited.

“Code” means the Internal Revenue Code of 1986, as amended. Reference in this Plan to any section of the Code will be deemed to include any amendments or successor provisions to such section and any regulations under such section.

“Committee” means the Compensation Committee of the Board, or such other committee appointed by the Board consisting solely of two or more Outside Directors.

“Company” means Langer, Inc., a Delaware corporation, or any successor corporation.

"Consolidated Net Income" means, for any period, for the Company and its subsidiaries, the net income of the Company and its subsidiaries from continuing operations without giving effect to extraordinary net gains or extraordinary net losses, all determined on a consolidated basis in accordance with GAAP, and consistent with past practices.

"Consolidated Net Interest Charges" means, for any period, for the Company and its subsidiaries, the sum of, without duplication, (a) all interest, premium payments, commissions, fees, charges and related expenses (and interest income) of the Company and its subsidiaries in connection with Indebtedness (including capitalized interest) or bank accounts, money market accounts and investment accounts, or financing leases and notes receivable, or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Company and its subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Covered Employee” means any employee of the Company who is a “Covered Employee,” as defined in Section 162(m) of the Code.

“Disability” or “Disabled” means a disability, whether temporary or permanent, partial or total, as determined in good faith by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means generally accepted accounting principles in the United States.

"Net Income" means, for any period, for the selected business unit, the net income of the business unit from continuing operations without giving effect to extraordinary net gains or extraordinary net losses, all determined in accordance with GAAP, and consistent with past practices.

"Net Interest Charges" means, for any period, for the selected business unit, the sum of, without duplication, (a) all interest, premium payments, commissions, fees, charges and related expenses (and interest income) of the business unit in connection with indebtedness (including capitalized interest) or bank accounts, money market accounts and investment accounts, or financing leases and notes receivable, or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the business unit with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Outside Director” means a person who is both (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

“Participant” means a person who receives an Award under this Plan.

“Performance Goals” means or may be expressed in terms of any of the following business criteria: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); Adjusted EBITDA; Adjusted Business Unit EDITDA; EBITDA growth, Adjusted Business Unit EBITDA growth, and Adjusted EBITDA growth; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; successful completion of acquisitions; and confidential business unit objectives. A Performance Goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. Unless otherwise determined by the Committee by no later than the earlier of the date that is ninety (90) days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed, the Performance Goals will be determined by not accounting for a change in GAAP during a Performance Period.

“Performance Objective” means the level or levels of performance required to be attained with respect to specified Performance Goals for a Participant to become entitled to specified rights in connection with an Award.

“Performance Period” means the calendar year, or such other shorter or longer period designated by the Committee, during which performance will be measured in order to determine a Participant’s entitlement to receive payment of an Award.

“Plan” means this Langer, Inc. 2007 Annual Incentive Plan, as amended from time to time.

“Subsidiary” means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Subsidiary or Affiliate of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions regarding the Award while on leave from the employ of the Company or a Subsidiary or Affiliate as it may deem appropriate. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

Certification

The undersigned, being the Secretary or an Assistant Secretary of Langer, Inc., a Delaware corporation, hereby certifies that the foregoing is a true and complete copy of Langer, Inc. 2007 Annual Incentive Plan, as duly adopted by the Board of Directors of the Company on May 10, 2007, and approved by the Stockholders of the Company on ______ __, 2007, and that such plan is in full force and effect on the date hereof, without amendment or modification.

Langer, Inc.

By:
Name:
Title:

Langer, Inc. 450 Commack Road Deer Park, New York 11577
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 19, 2007. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Langer, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Langer, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

This Proxy is Solicited on behalf of the Board of Directors of

LANGER, INC.

ANNUAL MEETING OF STOCKHOLDERS
June 20, 2007

The undersigned hereby appoints W. Gray Hudkins and Warren B. Kanders as proxies, each with full power of substitution, and hereby authorizes each of them to appear and vote, as designated below, all shares of Common Stock of Langer, Inc., held of record by the undersigned on May 16, 2007, at the Annual Meeting of Stockholders to be held on June 20, 2007, and any adjournments or postponements thereof, and in their discretion upon any and all other matters which may properly be brought before the Meeting or any adjournments or postponements thereof, and hereby revokes all earlier proxies of the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

(To be Signed on Reverse Side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
LANGER, INC.

June 20, 2007

☒ Please mark your
votes as in this example.

	FOR all nominees listed at right (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed at right

1. ELECTION OF DIRECTORS	☐	☐	Nominees: Warren B. Kanders Peter A. Asch Stephen M. Brecher Burtt R. Ehrlich Stuart P. Greenspon W. Gray Hudkins

☐	_____________________________________________________________________________________
(Instruction: To withhold authority to vote for any of the above listed nominees, write that nominee's name on the line above or strike a line through that individual’s name.)

Votes on Proposals			For	Against	Abstain

2.	.
To consider and vote upon a proposal to adopt a new long-term stock incentive plan pursuant to which an aggregate of 2,000,000 shares of Langer's common stock will be reserved for issuance and available under such plan (subject to automatic annual increase of four percent of outstanding shares).
			☐	☐	☐

3.	.	To consider and vote upon a proposal to adopt a new annual incentive plan designed to allow for the award of “performance-based” compensation under Section 162(m) of the Internal Revenue Code.	☐	☐	☐

4.		To ratify the appointment of BDO Seidman, LLP, as Langer, Inc.’s independent registered public accounting firm for the year ending December 31, 2007.	☐	☐	☐

In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

    AUTHORITY IS:   GRANTED ☐    WITHHELD ☐

PLEASE DATE, SIGN AND RETURN THIS PROXY.

THANK YOU.

Signature of Stockholder(s) ________________________________________________ Dated: ___________, 2007

NOTE: Signature should agree with name on stock certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.